Exhibit 4.3

                          CERTIFICATE OF DESIGNATIONS,

                             RIGHTS AND PREFERENCES

                                       OF

                        SERIES A 8% CUMULATIVE REDEEMABLE

                           CONVERTIBLE PREFERRED STOCK

                                       OF

                           ORION NEWCO SERVICES, INC.


--------------------------------------------------------------------------------
                             Pursuant to Section 151
                         of the General Corporation Law
                            of the State of Delaware
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                  The  undersigned  DOES HEREBY  CERTIFY  that,  pursuant to the
authority   contained  in  Article   FOURTH  of  the  Restated   Certificate  of
Incorporation of Orion Newco Services, Inc., a Delaware corporation (the "Corporation"), and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has authorized the creation of Series A 8% Cumulative Redeemable Convertible Preferred Stock having the designations, rights and preferences as are set forth in Exhibit A hereto and made a part hereof and that the following resolution was duly adopted by the Board of Directors of the Corporation:

                           RESOLVED, that a series of authorized Preferred Stock, par value $.01 per share, of the Corporation be, and it hereby is, created; that the shares of such series shall be, and they hereby are,

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          designated as "Series A 8% Cumulative Redeemable Convertible Preferred
         Stock"; that the number of shares constituting such series shall be, and it hereby is, 15,000; and that the designations, rights and preferences of the shares of such series are as set forth in Exhibit A attached hereto and made a part hereof.


         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its President and Chief Executive Officer and attested to by its Vice President, Corporate and Legal Affairs, and Secretary this ____ day of __________, 199__.

                                     ORION NEWCO SERVICES, INC.


                                     By:
                                              ------------------------------
[SEAL]                               Name:      W. Neil Bauer
                                     Title:     President/Chief Executive
                                                   Officer


ATTEST:


----------------------------------------
Name:      Richard H. Shay, Esq.
Title:     Vice President, Corporate and
              Legal Affairs/Secretary

                                                                       EXHIBIT A



                        SERIES A 8% CUMULATIVE REDEEMABLE
                           CONVERTIBLE PREFERRED STOCK


                  The following sections set forth the designations, rights and preferences of the Corporation's Series A Preferred. Capitalized terms used herein are defined in Section 12 below.

                  Section 1.        Dividends.

                  1A. General Obligation. When and as declared by the Corporation's board of directors and to the extent permitted under the General Corporation Law of Delaware, the Corporation shall pay preferential dividends to the holders of the Preferred Stock as provided in this Section 1. Except as otherwise provided herein, dividends on each Preferred Share shall accrue on a daily basis at the rate of 8% per annum of the sum of the Liquidation Value thereof plus all accumulated and unpaid dividends thereon, from and including the Date of Issuance of such Preferred Share to and including the date on which the Liquidation Value of such Preferred Share (plus all accrued and unpaid dividends thereon) is paid or the date on which such Preferred Share is converted into shares of Common Stock hereunder. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.

                  1B. Dividend Reference Dates. To the extent not paid on a Dividend Reference Date, with the initial Dividend Reference Date being February 28, 1997, all dividends which have accrued on each Preferred Share outstanding since the latest preceding Dividend Reference Date (or the Date of Issuance of such Preferred Share, if later) ending upon each such Dividend Reference Date, and, in the case of each Preferred Share outstanding that was issued upon the Old ONS Preferred Share Conversion, all dividends that were accrued, accumulated, and unpaid at the time of the Old ONS Preferred Share Conversion on the Old ONS Preferred Share that was converted into such Preferred Share, shall be accumulated and shall remain accumulated dividends with respect to such Preferred Share until paid.

                  1C. Distribution of Partial Dividend Payments. Except in connection with redemptions or repurchases (i) pursuant to paragraph 4A or 4B below, (ii) in compliance with paragraph 4H below, or (iii) as provided in the Purchase Agreement, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Preferred Stock, such payment shall be distributed ratably among the holders thereof based upon the aggregate accrued but unpaid dividends on the Preferred Shares held by each such holder and such payment shall be applied first to dividends which have accrued on such Preferred Shares during the period since the latest preceding Dividend Reference Date and second to reduce any accumulated dividends with respect to such Preferred Shares.

                  Section 2.        Liquidation.

                  Upon any Liquidation, each holder of Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the greater of (a) the aggregate Liquidation Value (plus all accrued and unpaid dividends) of all shares of Preferred Stock held by such holder or (b) the amount which would be distributed with respect to the shares of Common Stock (including fractional shares for purposes of this calculation) into which such shares of Preferred Stock are convertible (assuming conversion of all outstanding Preferred Stock) immediately prior to the record date for such distribution (or, if there is no such record date, then the date as of which the holders of Common Stock entitled to such distribution are determined); and the holders of Preferred Stock shall not be entitled to any further payment. If upon any such Liquidation the Corporation's assets to be distributed among the holders of the Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Preferred Shares held by each such holder. Prior to such Liquidation, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Preferred Stock. (Payment of the greater of the amounts specified in clauses (a) and (b) of this
Section 2 in respect of such Preferred Shares shall constitute payment of such declared dividends.) The Corporation shall mail written notice of such Liquidation, not less than 60 days prior to the payment date stated therein, to each record holder of Preferred Stock.

                  Section 3.        [Reserved.]

                  Section 4.        Redemptions.

                  4A.      Redemption at Option of Corporation.

                  (i) The Corporation may at any time redeem all or, subject to paragraph 4E below, any of the Preferred Shares then outstanding at the Redemption Price, provided that no redemption pursuant to this paragraph 4A shall be for Preferred Shares with an aggregate Liquidation Value of less than $1,000,000 (or such lesser number of Preferred Shares then outstanding).

(ii) The Corporation may in connection with a Reorganization redeem all or any of the Preferred Shares then outstanding at the Redemption Price, payable at the time of the consummation of the Reorganization as follows:

                  (a) first, in Freely Tradeable Securities in an amount not to exceed the lesser of (1) the Redemption Price of such Preferred Shares and (2) the amount of Freely Tradeable Securities that, if such holder had converted such Preferred Shares into Common Stock immediately prior to such Reorganization, would have been issued to such holder in connection with such Reorganization in respect of such shares of Common Stock; and

                  (b) second, the balance of the Redemption Price (if any) in cash.

Notwithstanding paragraph 4H hereof, if the Corporation seeks the consent of the holders of Preferred Stock to any Reorganization under subparagraph 3D(iv) of the Purchase Agreement, and the affirmative consent of the holders required thereunder is not obtained, the Corporation may redeem at or prior to the time of the consummation of such Reorganization and pursuant to this paragraph 4A(ii), all (but not less than all) of the Preferred Shares held by those holders that did not affirmatively consent to such transaction.

                  4B.      Redemptions at the Option of the Holder.

                  (i) At any time after the fifth anniversary of the Closing, subject to subparagraph 4B(ii) below, each holder of Preferred Stock may request redemption of all or a portion of the Preferred Shares owned by such holder for a price equal to the Redemption Price. Within five Business Days after receipt of such request, the Corporation shall give written notice to all other holders of Preferred Stock, and such other holders may request redemption of their Preferred Shares by delivering written notice to the Corporation within 10 Business Days after receipt of the Corporation's notice. The Corporation shall pay the Redemption Price of all Preferred Shares whose redemption has been duly requested pursuant to this paragraph 4B within 30 days after its receipt of the initial request for such redemption.

                  Notwithstanding the above, the Corporation shall not be obligated pursuant to this paragraph 4B to redeem any Preferred Share initially issued to a Small Business Investment Company licensed by the U.S. Small Business Administration before the fifth anniversary of the Date of Issuance of such Preferred Share, provided that all such outstanding Preferred Shares shall be counted as held by their holders for purposes of all pro rata and other calculations.

(ii) Notwithstanding the provisions of subparagraph 4B(i) above, the Corporation shall not be obligated to repurchase, pursuant to this paragraph 4B:

                           (a) on a cumulative basis, (x) before the sixth anniversary of the Closing, a number of shares of Preferred Stock in excess of one-third of all shares of Preferred Stock issued by the Corporation at any time (for purposes of such calculation, taking into account both repurchases under this paragraph 4B and repurchases under paragraph 6A of the Purchase Agreement), and (y) before the seventh anniversary of the Closing, a number of shares of Preferred Stock in excess of two-thirds of all shares of Preferred Stock issued by the Corporation at any time (for purposes of such calculation, taking into account both repurchases under this paragraph 4B and repurchases under paragraph 6A of the Purchase Agreement) (and at no time shall any initial holder and its transferees be entitled to sell shares of Preferred Stock to the Corporation pursuant to this paragraph 4B to the extent that the aggregate number of such shares of Preferred Stock sold by such Persons at or before that time pursuant to this paragraph 4B or pursuant to paragraph 6A of the Purchase Agreement (limited in the case of a transferee to shares of Preferred Stock acquired directly or indirectly from, or acquired in respect of Preferred Stock acquired directly or indirectly from, such initial holder) would, on a cumulative basis, exceed an amount equal to (I) the maximum cumulative number of shares which the Corporation may be required to redeem under this subparagraph 4B(ii)(a) at such time, multiplied by (II) a fraction
         (x) the numerator of which is the aggregate number, without duplication, of shares of Preferred Stock issued by the Corporation at any time that was held by such holders (limited in the case of a transferee to shares of Preferred Stock acquired directly or indirectly from, or acquired in respect of Preferred Stock acquired directly or indirectly from, such initial holder), and (y) the denominator of which is the aggregate number, without duplication, of shares of Preferred Stock issued by the Corporation at any time); and

                           (b) for a period of 180 days after the date the Corporation redeems shares of Preferred Stock pursuant to paragraph
         4B(i), any shares of Preferred Stock pursuant to a request for redemption under paragraph 4B(i) that is requested subsequent to, and not as part of, such prior redemption.

                  4C. Redemption Payment. For each Preferred Share which is to be redeemed (and except as otherwise provided in paragraph 4A(ii) above), the Corporation shall be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Preferred Share) an amount in immediately available funds equal to the Redemption Price of such Preferred Share. If the funds of the Corporation legally available for redemption of Preferred Shares on any Redemption Date are insufficient to redeem the total number of Preferred Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Preferred Shares ratably among the holders of the Preferred Shares to be redeemed based upon the aggregate Redemption Price of the Preferred Shares held by each such holder and the remaining Preferred Shares will remain outstanding. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Preferred Shares, such funds shall immediately be used to redeem the balance of the Preferred Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed. In connection with any redemption of Preferred Stock pursuant to this Section 4, the Corporation shall declare for payment all dividends that are accrued and unpaid as of the Redemption Date with respect to the Preferred Shares which are to be redeemed on such Redemption Date. (Payment of the Redemption Price in respect of such Preferred Shares shall constitute payment of such declared dividends.)

                  4D. Notice of Redemption. The Corporation shall mail written notice of each redemption of any Preferred Stock to each record holder thereof not more than 60 nor less than 30 days prior to the date on which such redemption is to be made in the case of a redemption pursuant to paragraph 4A, and not less than 5 Business Days prior to the date on which such redemption is to be made in the case of a redemption pursuant to paragraph 4B. Upon mailing any such notice of redemption, the Corporation shall become obligated to redeem the total number of Preferred Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Preferred Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Preferred Shares shall be issued to the holder thereof without cost to such holder within three Business Days after surrender of the certificate representing the redeemed Preferred Shares.

                  4E. Determination of the Number of Each Holder's Preferred Shares to be Redeemed. The number of Preferred Shares to be redeemed from each holder thereof in redemptions pursuant to paragraph 4A(i) shall be the number of Preferred Shares determined by multiplying the total number of Preferred Shares to be redeemed by a fraction, the numerator of which shall be the total
Redemption Price of Preferred Shares then held by such holder and the denominator of which shall be the aggregate Redemption Price of Preferred Shares then outstanding.

                  4F. Dividends After Redemption Date. No Preferred Share is entitled to any dividends accruing after the Redemption Date. On the Redemption Date of any Preferred Share, all rights of the holder of such Preferred Share shall cease, and such Preferred Share shall not be deemed to be outstanding.

                  4G. Redeemed or Otherwise Acquired Preferred Shares. Any Preferred Shares which are redeemed or otherwise acquired by the Corporation thereupon shall be retired. All such shares shall upon their retirement become authorized but unissued shares of preferred stock of the Corporation and may not be reissued as Preferred Stock but may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the board of directors, subject to the conditions or restrictions on issuance set forth in the certificate of incorporation of the Corporation.

                  4H. Other Redemptions or Acquisitions. Neither the Corporation nor any Subsidiary shall redeem or otherwise acquire any Preferred Stock, except as expressly authorized herein or pursuant to the Purchase Agreement or pursuant to a purchase offer made pro rata to all holders of Preferred Stock on the basis of the aggregate Redemption Price of the Preferred Shares owned by each such holder.

                  Section 5.        Voting Rights.

                  The holders of the Preferred Stock shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws, and except as otherwise required by law, the holders of the Preferred Stock shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Common Stock voting together as a single class with each share of Common Stock entitled to one vote per share, and each Preferred Share (including fractional shares) entitled to one vote for each share of Common Stock that would be issuable upon conversion of such Preferred Share at the time the vote is taken.

                  Section 6.        Conversion.

                  6A.      Conversion Procedure.

                  (i) At any time and from time to time after the issuance thereof, any holder of Preferred Stock may convert all or any of the Preferred Shares (including any fraction of a Preferred Share) held by such holder into a number of shares of Common Stock computed by multiplying the number of Preferred Shares to be converted by the Liquidation Value and dividing the result by the Conversion Price then in effect.

                  (ii) Each conversion of Preferred Stock shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Preferred Shares to be converted have been surrendered at the principal office of the Corporation. At such time as such conversion has been effected, the rights of the holder of such Preferred Shares as such holder shall cease, all accrued and unpaid dividends on such Preferred Shares shall be deemed to have been forfeited immediately prior to such conversion, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                  (iii) The conversion rights of any Preferred Share subject to redemption hereunder shall terminate on the Redemption Date for such Preferred Share unless the Corporation has failed to pay to the holder thereof the Redemption Price thereof.

                  (iv) Notwithstanding any other provision hereof, if a conversion of any Preferred Shares is to be made in connection with a Public Offering, such conversion may, at the election of the holder of such Preferred Shares, be conditioned upon the consummation of the Public Offering, in which case such conversion shall not be deemed to be effective until the consummation of the Public Offering.

                  (v) As soon as possible after a conversion has been effected (but in any event within five Business Days in the case of subparagraph (a) below), the Corporation shall deliver to the converting holder:

                           (a) a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                           (b) payment of the amount payable under  subparagraph
        (viii) below with respect to such conversion; and

                           (c) a certificate representing any Preferred Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                  (vi) The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders of such Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock.

                  (vii) The Corporation shall not close its books against the transfer of Preferred Stock or of Common Stock issued or issuable upon conversion of Preferred Stock in any manner which interferes with the timely conversion of Preferred Stock. The Corporation shall assist and cooperate (but the Corporation shall not be required to expend substantial efforts or funds) with any holder of Preferred Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Preferred Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

                  (viii) If any fractional interest in a share of Common Stock would, except for the provisions of this subparagraph, be deliverable upon any conversion of a holder's Preferred Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

                  (ix) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Preferred Stock or exercise of the Warrants, such number of shares of Common Stock issuable upon the conversion of all outstanding Preferred Stock and exercise of all outstanding Warrants which may then be exercised. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation (excluding Investment Regulations) or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                  6B.      Conversion Price.

                  (i) In order to prevent dilution of the conversion rights granted under this subdivision, the Conversion Price shall be subject to adjustment from time to time pursuant to this Section 6.

                  (ii) If and whenever on or after the Date of Issuance of any Preferred Share the Corporation issues or sells, or in accordance with paragraph 6C is deemed to have issued or sold, other than in an Excluded Issuance, any share of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to such time with respect to any such Preferred Share, then forthwith upon such issue or sale the Conversion Price of such Preferred Share shall be reduced to the lowest net price per share at which any such share of Common Stock has been issued or sold or is deemed to have been issued or sold.

                  6C. Effect on Conversion Price of Certain Events. Solely for purposes of determining the adjusted Conversion Price under paragraph 6B, the following shall be applicable:

                  (i) Issuance of Rights or Options. If the Corporation in any manner grants any Options and the lowest price per share for which any one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any Convertible Security is less than any Conversion Price in effect immediately prior to the time of the granting of such Option, then such share of Common Stock shall be deemed to have been issued and sold by the Corporation at the time of the granting of such Options for such price per share and such Conversion Price shall be adjusted in accordance with paragraph 6B(ii) above. For purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to any one share of Common Stock upon the granting of the Option, upon exercise of the Option and upon conversion or exchange of the Convertible Security. No further adjustment of such Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Security upon the exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Security.

                  (ii) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Security and the lowest price per share for which any one share of Common Stock is issuable upon conversion or exchange thereof is less than any Conversion Price in effect immediately prior to the time of such issue or sale, then such share of Common Stock shall be deemed to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share and such Conversion Price shall be adjusted in accordance with paragraph 6B(ii) above. For the purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to any one share of Common Stock upon the issuance of the Convertible Security and upon the conversion or exchange of such Convertible Security. No further adjustment of such Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of any Convertible Security, and if any such issue or sale of such Convertible Security is made upon exercise of any Options for which adjustments of such Conversion Price had been or are to be made pursuant to other provisions of this Section 6, no further adjustment of such Conversion Price shall be made by reason of such issue or sale.

                  (iii) Change in Option Price or Conversion Rate. If the purchase price provided for in any Option, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Security, or the rate at which any Convertible Security is convertible into or exchangeable for Common Stock change at any time, any Conversion Price previously adjusted with respect to such Option or Convertible Security and in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Option or Convertible Security originally provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                  (iv) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, any Conversion Price then in effect hereunder shall be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  (v) Calculation of Consideration Received. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of 70% of the outstanding Preferred Shares. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of 70% of the outstanding Preferred Shares. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

                  (vi) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of $.01.

                  (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                  (viii) Record Date. If the Corporation fixes a record date for determining the holders of Common Stock entitled (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of

Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  6D. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  6E. Reorganization, Reclassification, Consolidation, Merger or Sale. In connection with any Organic Change, the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of 70% of the Preferred Shares then outstanding) to insure that each of the holders of Preferred Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Preferred Stock immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance reasonably satisfactory to the holders of 70% of the Preferred Shares then outstanding) to insure that the provisions of this
Section 6 and Sections 7 and 8 hereof shall thereafter be applicable to the Preferred Stock (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of Preferred Stock, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale).

                  6F. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 6 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation's board of directors shall make an appropriate adjustment in each Conversion Price so as to protect the rights of the holders of Preferred Stock; provided that no such adjustment shall increase any Conversion Price as otherwise determined pursuant to this Section 6 or decrease the number of shares of Conversion Stock issuable upon conversion of each share of Preferred Stock.

                  6G.      Notices.

                  (i) Immediately upon any adjustment of any Conversion Price, the Corporation shall give written notice thereof to all holders of Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Corporation shall give written notice to all holders of Preferred Stock at least 20 days prior to the date on which the Corporation closes its books or fixes a record date (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change or Liquidation.

                  (iii) The Corporation shall also give written notice to the holders of Preferred Stock at least 20 days prior to the date on which any Organic Change shall take place.

                  6H. Mandatory Conversion. The Corporation may require by written notice to all holders of Preferred Stock, the conversion of all of the outstanding Preferred Stock, at the then applicable Conversion Price or Prices, at any time after the second anniversary of the Closing, provided that (a) the Closing Price of the Common Stock (adjusted proportionately for stock dividends, stock splits, combinations, and similar changes in the Common Stock occurring after the Closing) on at least 30 of the 45 latest trading days preceding the date of the Corporation's notice has been greater than (i) $12.50 per share, if such notice is delivered prior to the last day of the 30th month after Closing,
(ii) $15.62 per share, if such notice is delivered after the last day of the 30th month after Closing but prior to the third anniversary of the Closing, or
(iii) $18.75 per share, if such notice is delivered on or after the third anniversary of the Closing, (b) the number of Public Float Securities outstanding exceeds 20% of the number of shares of Common Stock outstanding on a "fully diluted" basis (i.e., after giving effect to the exercise, exchange and conversion of all rights, options, warrants and convertible securities that are, directly or indirectly, exercisable or exchangeable for, or convertible into, Common Stock, determined without regard to any vesting limitations or restrictions on exercise, exchange or conversion), and (c) the holders of the Preferred Stock are not then subject to (and will not, as a result of such exercise, become subject to) any agreement restricting the sale of the Common Stock issued upon the conversion of the Preferred Stock.

                  Section 7.        Liquidating Dividends.

                  If the Corporation declares or pays a Liquidating Dividend upon the Common Stock, then the Corporation shall pay to the holders of Preferred Stock at the time of payment thereof the Liquidating Dividends which would have been paid on the shares of Common Stock had such Preferred Stock been converted immediately prior to the record date fixed for determining the stockholders entitled to receive payment of such Liquidating Dividend, or, if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

                  Section 8.        Purchase Rights.

                  If at any time the Corporation grants, issues or sells any Purchase Rights pro rata to the record holders of any class of Common Stock, then each holder of Preferred Stock shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's Preferred Shares immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  Section 9.    Consequences of Certain Events of Noncompliance.

                  (i) If an Event of Noncompliance of the type described in subparagraph (ii) of the definition of Event of Noncompliance has occurred and has continued for a period of 30 days and is continuing or any other Event of Noncompliance has occurred and is continuing, the annual dividend rate on the Preferred Stock shall increase immediately by an increment of two percentage points. Thereafter, until such time as no Event of Noncompliance exists, the annual dividend rate shall increase automatically at the end of each succeeding 90-day period by an additional increment of two percentage points (but in no event shall the annual dividend rate exceed 14%). Any increase of the dividend rate resulting from the operation of this paragraph shall terminate as of the close of business on the date on which no Event of Noncompliance exists, subject to subsequent increases pursuant to this paragraph.

                  (ii) If both (a) either (1) an Event of Noncompliance of the type described in subparagraph (i) or (iii) of the definition of Event of Noncompliance has occurred and is continuing, or (2) an Event of Noncompliance of the type described in subparagraph (ii) or (iv) of the definition of Event of Noncompliance has occurred and has continued for a period of 60 days and is continuing and (b) the holder or holders of 70% of the Preferred Stock then outstanding have given written notice to the Corporation of their intent to exercise their rights under this paragraph (ii) in connection with such Event of Noncompliance (which notice may be given at any time after the occurrence of such Event of Noncompliance) and 30 days have lapsed since the date such notice was given, then the holder or holders of 70% of the Preferred Stock then outstanding shall have the option to demand (by written notice delivered to the Corporation at any time thereafter until such time as there is no Event of Noncompliance in existence) redemption of all or any portion of the

Preferred Stock owned by such holder or holders at a price per Preferred Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon). The Corporation shall give prompt written notice of such election to the other holders of Preferred Stock (but in any event within five days after receipt of the initial demand for redemption), and each such other holder shall have the option to demand redemption of all or any portion of such holder's Preferred Stock by giving written notice thereof to the Corporation within seven days after receipt of the Corporation's notice. The Corporation shall redeem all Preferred Stock as to which rights under this paragraph have been exercised within 15 days after receipt of the initial demand for redemption.

                  (iii) If any Event of Noncompliance exists, each holder of Preferred Stock shall also have any other rights which such holder is entitled to under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

                  Section 10.       Registration of Transfer.

                  The Corporation shall keep at its principal office a register for the registration of Preferred Stock. Upon the surrender of any certificate representing Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Preferred Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Preferred Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Preferred Stock represented by the surrendered certificate.

                  Section 11.       Replacement.

                  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Preferred Shares of any series of Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor, its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Preferred Shares of such series represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                  Section 12.       Definitions.

                  "Business Day" means a day on which banks are generally open for business in New York City.

                  "Closing" has the meaning given such term in the Purchase Agreement.

                  "Closing Price" of each share of Common Stock or other security means the composite closing price of the sales of the Common Stock or such other security on all securities exchanges on which such security may at the time be listed (as reported in The Wall Street Journal), or, if there has been no sale on any such exchange on any day, the average of the highest bid and lowest asked prices of the Common Stock or such other security on all such exchanges at the end of such day, or, if such security is not so listed, the closing price (or last price, if applicable) of sales of the Common Stock or such other security in the Nasdaq National Market (as reported in The Wall Street Journal) on such day, or if such security is not quoted in the Nasdaq National Market but is traded over-the-counter, the average of the highest bid and lowest asked prices on such day in the over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization.

                  "Common Stock" means, collectively, the Corporation's common stock, par value $0.01 per share, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any Liquidation of the Corporation; and if there is a change such that the securities issuable upon conversion of the Preferred Stock are issued by an entity other than the Corporation or there is a change in the class of securities so issuable, then the term "Common Stock" shall mean one share of the security issuable upon conversion of the Preferred Stock if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

                  "Conversion Price" shall mean, with respect to any Series A Share, $8.50 (subject to adjustment as provided in Section 6 for events occurring after the Closing).

                  "Convertible Security" means any stock or other securities of the Corporation convertible into or exchangeable for Common Stock.

                  "Corporation" means Orion Newco Services, Inc., a Delaware corporation.

                  "Date of Issuance," with respect to any Preferred Share, means the date on which the Corporation initially issues such Preferred Share, regardless of the number of times transfer of such Preferred Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Preferred Share.

                  "Dividend Reference Dates" mean August 31, November 30, February 28 and May 31 of each year.

                  "Excluded Issuance" means the issue or sale of (i) shares of Common Stock in respect of any transaction described in paragraph 6D or pursuant to the Old ONS Merger Agreement, (ii) up to an aggregate of 2,203,960 shares of Common Stock by the Corporation pursuant to the exercise of Options and Convertible Securities outstanding immediately prior to the Closing at exercise prices that are greater than or equal to the respective exercise prices in effect as of Closing (as adjusted pursuant to the terms of such securities to give effect to stock dividends or stock splits or a combination of shares in connection with a recapitalization, merger, consolidation or other reorganization occurring after the Closing), (iii) up to an aggregate of 150,000 shares of Common Stock by the Corporation for any purpose, or (iv) Options to acquire Common Stock by the Corporation pursuant to a resolution of, or a stock option plan approved by a resolution of, the Board of Directors of the Corporation (or the compensation committee thereof) to the Corporation's employees, the per share exercise price of which is greater than or equal to the fair market value of a share of Common Stock at the time such Option is issued, as determined by the Board of Directors of the Corporation (or the compensation committee thereof).

                  "Event of Noncompliance" means and shall be deemed to have occurred if:

                           (i) the Corporation fails to make any redemption payment with respect to the Preferred Stock which it is obligated to make hereunder, whether or not such payment is legally permissible or is prohibited by any agreement to which the Corporation is subject;

                           (ii) the Corporation breaches or otherwise fails to perform or observe any other covenant or agreement set forth herein or in the Purchase Agreement; provided, first, that no Event of Noncompliance shall be deemed to have occurred under this subparagraph
         (ii) if the Corporation reasonably establishes that the Event of Noncompliance is not material to the financial condition, operating results, operations or assets of the Corporation and its Subsidiaries, taken as a whole, or to any holder's investment in the Preferred

         Stock; and provided, second, that, so long as the Corporation commences promptly and continues to exercise reasonable and diligent efforts to cure the Event of Noncompliance (if cure is possible) within a reasonable time after its occurrence, the applicable grace periods set forth in paragraph (i) and in clause (a) of paragraph (ii) of Section 9 shall be extended with respect to such Event of Noncompliance for a period of time equal to the period during which such efforts are continuing;

                           (iii) any  representation,  warranty or certification
         by or on behalf of the Corporation contained in the Purchase Agreement or required to be furnished to any holder of Preferred Stock pursuant to the Purchase Agreement is false or misleading in any material respect on the date made; provided, however, that any Event of Noncompliance under this clause (iii) resulting from the delivery of a certification that is made in good faith but is false or misleading shall be deemed to be cured from and after the date a certification correcting the earlier false or misleading certification is delivered to the holders of the Preferred Stock, which delivery shall occur promptly after the facts or events that caused such earlier certification to be false or misleading become known to the Corporation; or

                           (iv)  the  Corporation  or any  Subsidiary  makes  an
         assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Corporation or any Subsidiary bankrupt or insolvent; or any order for relief with respect to the Corporation or any Subsidiary is entered under the Federal Bankruptcy Code; or the Corporation or any Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Corporation or any Subsidiary or of any substantial part of the assets of the Corporation or any Subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of a Subsidiary) relating to the Corporation or any Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Corporation or any Subsidiary and either (a) the Corporation or any such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (b) such petition, application or proceeding is not dismissed within 60 days.

                  "Freely Tradeable Securities" has the meaning given such term in the Purchase Agreement.

                  "Fundamental Change" has the meaning given such term in the Purchase Agreement.

                  "Investment Regulations" means, as applicable, Title III of the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder, Regulation Y (Title 12, Code of Federal Regulations,
Part 225) under Section 5(b) of the Bank Holding Company Act of 1956, as amended, or other similar laws or regulations governing a regulated Person's investment authority.

                  "Junior Securities" means Common Stock and any other capital stock or other equity securities issued by the Corporation, whether currently existing or hereafter authorized or issued.

                  "Liquidation" means the liquidation, dissolution or winding up of the Corporation; provided, however, that neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

                  "Liquidating Dividend" means a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock.

                  "Liquidation Value" of any Preferred Share shall be equal to $1,000.

                  "Market Price" of each share of Common Stock or other security means the Closing Price of such share or other security, averaged over a period of 21 days consisting of the day as of which the Market Price is being determined and the 20 consecutive Business Days prior to such day. If during this period such security is not listed on any securities exchange, quoted in the Nasdaq National Market, or quoted in the over-the-counter market, the Market Price will be the fair value of such security determined by agreement between the Company and the holders of 70% of the outstanding Preferred Shares. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such security shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of 70% of the outstanding Preferred Shares. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

                  "Old ONS" Orion Network Systems, Inc., a Delaware Corporation incorporated in 1982.

                  "Old ONS Merger Agreement" means the Agreement and Plan of Merger dated as of January 8, 1997, by and among the Corporation, Old ONS and Orion Merger Company, Inc.

                  "Old ONS Preferred Share" means one (1) share of the series of the preferred stock of Old ONS having the designation "Series A 8% Cumulative Redeemable Convertible Preferred Stock," as set forth in that certain "Certificate of Designations, Rights and Preferences of Series A 8% Cumulative Redeemable Convertible Preferred Stock of Orion Network Systems, Inc." filed with the Secretary of State of the State of Delaware on June 17, 1994.

                  "Old ONS Preferred Share Conversion" means the conversion of Old ONS Preferred Shares into the right to receive Preferred Shares, pursuant to the Old ONS Merger Agreement.

                  "Options" means any right or option to subscribe for or to purchase Common Stock or any Convertible Securities.

                  "Organic Change" means any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets to another Person or other transaction which is effected in such a manner that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Preferred Share" means a share of Preferred Stock.

                  "Preferred Stock" means the Series A Preferred.

                  "Public Float Securities" means, as of any date of determination, those shares of the Corporation's Common Stock that (i) previously have been sold to the public in an offering registered under the Securities Act or through a broker, dealer or market maker under Rule 144 of the Securities Act, (ii) are listed for trading on a "national securities exchange" (within the meaning of the Securities Exchange Act of 1934, as amended) or quoted on the "National Market System" or "National List" published by the National Association of Securities Dealers Automated Quotations System or any successor list, and (iii) are held by Persons other than the Corporation or any of its "affiliates" (within the meaning of Rule 144 under the Securities Act).

                  "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force; provided, that "Public Offering" shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

                  "Purchase Agreement" means the Purchase Agreement, dated as of June 17, 1994, by and among Old ONS and certain investors, as such agreement may from time to time be amended in accordance with its terms, the performance of Old ONS's obligations under which the Corporation has assumed pursuant to a written agreement by and among Old ONS, the Corporation, and such investors.

                  "Purchase Rights" mean any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property.

                  "Redemption Date" means the date on which the Redemption Price of a Preferred Share is paid to the holder thereof.

                  "Redemption Price" means, with respect to any Preferred Share being redeemed, the Liquidation Value of such Preferred Share plus all accrued and unpaid dividends thereon.

                  "Reorganization" means any merger or consolidation of the Corporation with any Person where both (i) either (a) the Corporation is not the surviving corporation, (b) the terms of the Preferred Stock are altered in any respect, or (c) the Preferred Stock is exchanged for cash, securities or other property, and (ii) such merger or consolidation does not constitute a Fundamental Change.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Series A Preferred" means the Corporation's Series A 8% Cumulative Redeemable Convertible Preferred Stock, par value $.01 per share.

                  "Series A Share" means a share of Series A Preferred.

                  "Subsidiary" means, with respect to any Person, corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control a general partner of such partnership, association or other business entity. Without limiting the foregoing, International Private Satellite Partners, L.P., a Delaware limited partnership, shall be deemed to be a Subsidiary of the Corporation for so long as the Corporation or any of its other Subsidiaries is the general partner thereof.

                  "Warrants" means the Common Stock purchase warrants issued pursuant to the Purchase Agreement (whether at the Closing or thereafter pursuant to paragraph 1D or Section 7 thereof) and any warrant issued in exchange, substitution or replacement thereof.

                  Section 13.       Amendment and Waiver.

                  No amendment, modification or waiver shall be binding or effective with respect to any provision of Sections 1 to 13 hereof without the prior written consent of the holders of 70% of the Preferred Shares outstanding at the time such action is taken; provided, that no such action shall change (i) the rate at which or the manner in which dividends on the Preferred Stock accrue or the times at which such dividends become payable or the amount payable on redemption of the Preferred Stock or the times at which redemption of Preferred Stock is to occur, without the prior written consent of the holders of at least 90% of the Preferred Shares then outstanding, (ii) any Conversion Price of the Preferred Stock or the number of shares or class of stock into which the Preferred Stock is convertible, without the prior written consent of the holders of at least 90% of the Preferred Stock then outstanding or (iii) the percentage required to approve any change in clauses (i) and (ii) above, without the prior written consent of the holders of at least 90% of the Preferred Stock then outstanding.

                  Section 14.       Notices.

                  Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                          CERTIFICATE OF DESIGNATIONS,

                             RIGHTS AND PREFERENCES

                                       OF

                        SERIES B 8% CUMULATIVE REDEEMABLE

                           CONVERTIBLE PREFERRED STOCK

                                       OF

                           ORION NEWCO SERVICES, INC.


--------------------------------------------------------------------------------
                             Pursuant to Section 151
                         of the General Corporation Law
                            of the State of Delaware
--------------------------------------------------------------------------------



                  The  undersigned  DOES HEREBY  CERTIFY  that,  pursuant to the authority contained in Article FOURTH of the Restated Certificate of Incorporation of Orion Newco Services, Inc., a Delaware corporation (the "Corporation"), and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has authorized the creation of Series B 8% Cumulative Redeemable Convertible Preferred Stock having the designations, rights and preferences as are set forth in Exhibit A hereto and made a part hereof and that the following resolution was duly adopted by the Board of Directors of the Corporation:

                           RESOLVED, that a series of authorized Preferred Stock, par value $.01 per share, of the Corporation be, and it hereby is, created; that the shares of such series shall be, and they hereby are, designated as "Series B 8% Cumulative Redeemable Convertible Preferred Stock"; that the number of shares constituting such series shall be, and it hereby is, 5,000; and that the designations, rights and preferences of the shares of such series are as set forth in Exhibit A attached hereto and made a part hereof.


         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its President and Chief Executive Officer and attested to by its Vice President, Corporate and Legal Affairs, and Secretary this ____ day of __________, 199__.

                                       ORION NEWCO SERVICES, INC.


                                       By:
                                           ------------------------------------
[SEAL]                                 Name: W. Neil Bauer
                                       Title:    President/Chief Executive
                                                   Officer


ATTEST:


----------------------------------------
Name:      Richard H. Shay, Esq.
Title:     Vice President, Corporate and
              Legal Affairs/Secretary

                                                                       EXHIBIT A



                        SERIES B 8% CUMULATIVE REDEEMABLE
                           CONVERTIBLE PREFERRED STOCK


                  The following sections set forth the designations, rights and preferences of the Corporation's Series B Preferred. Capitalized terms used herein are defined in Section 12 below.

                  Section 1.        Dividends.

                  1A. General Obligation. When and as declared by the Corporation's board of directors and to the extent permitted under the General Corporation Law of Delaware, the Corporation shall pay preferential dividends to the holders of the Preferred Stock as provided in this Section 1. Except as otherwise provided herein, dividends on each Preferred Share shall accrue on a daily basis at the rate of 8% per annum of the sum of the Liquidation Value thereof plus all accumulated and unpaid dividends thereon, from and including the Date of Issuance of such Preferred Share to and including the date on which the Liquidation Value of such Preferred Share (plus all accrued and unpaid dividends thereon) is paid or the date on which such Preferred Share is converted into shares of Common Stock hereunder. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.

                  1B. Dividend Reference Dates. To the extent not paid on a Dividend Reference Date, with the initial Dividend Reference Date being February 28, 1997, all dividends which have accrued on each Preferred Share outstanding since the latest preceding Dividend Reference Date (or the Date of Issuance of such Preferred Share, if later) ending upon each such Dividend Reference Date, and, in the case of each Preferred Share outstanding that was issued upon the Old ONS Preferred Share Conversion, all dividends that were accrued, accumulated, and unpaid at the time of the Old ONS Preferred Share Conversion on the Old ONS Preferred Share that was converted into such Preferred Share, shall be accumulated and shall remain accumulated dividends with respect to such Preferred Share until paid.

                  1C. Distribution of Partial Dividend Payments. Except in connection with redemptions or repurchases (i) pursuant to paragraph 4A or 4B below, (ii) in compliance with paragraph 4H below, or (iii) as provided in the Purchase Agreement, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Preferred Stock, such payment shall be distributed ratably among the holders thereof based upon the aggregate accrued but unpaid dividends on the Preferred Shares held by each such holder and such payment shall be applied first to dividends which have accrued on such Preferred Shares during the period since the latest preceding Dividend Reference Date and second to reduce any accumulated dividends with respect to such Preferred Shares.

                  Section 2.        Liquidation.

                  Subject  to  the  provisions  of  Section  2 of the  Series  A
Certificate: upon any Liquidation, each holder of Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the greater of (a) the aggregate Liquidation Value (plus all accrued and unpaid dividends) of all shares of Preferred Stock held by such holder or (b) the amount which would be distributed with respect to the shares of Common Stock (including fractional shares for purposes of this calculation) into which such shares of Preferred Stock are convertible (assuming conversion of all outstanding Preferred Stock) immediately prior to the record date for such distribution (or, if there is no such record date, then the date as of which the holders of Common Stock entitled to such distribution are determined), and the holders of Preferred Stock shall not be entitled to any further payment; and if upon any such Liquidation the Corporation's assets to be distributed among the holders of the Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Preferred Shares held by each such holder. Prior to such Liquidation, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Preferred Stock. (Payment of the greater of the amounts specified in clauses (a) and (b) of this
Section 2 in respect of such Preferred Shares shall constitute payment of such declared dividends.) The Corporation shall mail written notice of such Liquidation, not less than 60 days prior to the payment date stated therein, to each record holder of Preferred Stock.

                  Section 3.        [Reserved.]

                  Section 4.        Redemptions.

                  4A.      Redemption at Option of Corporation.

                  (i) The Corporation may at any time redeem all or, subject to paragraph 4E below, any of the Preferred Shares then outstanding at the Redemption Price, provided that no redemption pursuant to this paragraph 4A shall be for Preferred Shares with an aggregate Liquidation Value of less than $1,000,000 (less the aggregate liquidation value of any Series A Shares being redeemed) or such lesser number of Preferred Shares then outstanding.

                  (ii) The Corporation may in connection with a Reorganization redeem all or any of the Preferred Shares then outstanding at the Redemption Price, payable at the time of the consummation of the Reorganization as follows:

                           (a) first, in Freely Tradeable Securities in an amount not to exceed the lesser of (1) the Redemption Price of such Preferred Shares and (2) the amount of Freely Tradeable Securities that, if such holder had converted such Preferred Shares into Common Stock immediately prior to such Reorganization, would have been issued to such holder in connection with such Reorganization in respect of such shares of Common Stock; and

                           (b) second, the balance of the Redemption Price (if any) in cash.

Notwithstanding paragraph 4H hereof, if the Corporation seeks the consent of the holders of Preferred Stock to any Reorganization under subparagraph 3D(iv) of the Purchase Agreement, and the affirmative consent of the holders required thereunder is not obtained, the Corporation may redeem at or prior to the time of the consummation of such Reorganization and pursuant to this paragraph 4A(ii), all (but not less than all) of the Preferred Shares held by those holders that did not affirmatively consent to such transaction.

                  4B.      Redemptions at the Option of the Holder.

                  (i) At any time after the fifth anniversary of the Closing, subject to subparagraph 4B(ii) below, each holder of Preferred Stock may request redemption of all or a portion of the Preferred Shares owned by such holder for a price equal to the Redemption Price. Within five Business Days after receipt of such request (or of any similar request under paragraph 4B(i) of the Series A Certificate), the Corporation shall give written notice to all other holders of Preferred Stock, and such other holders may request redemption of their Preferred Shares by delivering written notice to the Corporation within 10 Business Days after receipt of the Corporation's notice. The Corporation shall pay the Redemption Price of all Preferred Shares whose redemption has been duly requested pursuant to this paragraph 4B within 30 days after its receipt of the initial request for such redemption.

                  Notwithstanding the above, the Corporation shall not be obligated pursuant to this paragraph 4B to redeem any Preferred Share initially issued to a Small Business Investment Company licensed by the U.S. Small Business Administration before the fifth anniversary of the Date of Issuance of such Preferred Share, provided that all such outstanding Preferred Shares shall be counted as held by their holders for purposes of all pro rata and other calculations.

                  (ii) Notwithstanding the provisions of subparagraph 4B(i) above, the Corporation shall not be obligated to repurchase, pursuant to this paragraph 4B:

                           (a) on a  cumulative  basis,  (x)  before  the  sixth
         anniversary of the Closing, a number of shares of Preferred Stock, which when taken together with the number of Series A Shares similarly repurchased, exceeds one-third of all shares of Series A Preferred and Series B Preferred issued by the Corporation at any time (for purposes of such calculation, taking into account both repurchases under this paragraph 4B, repurchases under paragraph 4B of the Series A Certificate and repurchases under paragraph 6A of the Purchase Agreement), and (y) before the seventh anniversary of the Closing, a number of shares of Preferred Stock, which when taken together with the number of Series A Shares similarly repurchased, exceeds two-thirds of all shares of Series A Preferred and Series B Preferred issued by the Corporation at any time (for purposes of such calculation, taking into account both repurchases under this paragraph 4B, repurchases under paragraph 4B of the Series A Certificate and repurchases under paragraph 6A of the Purchase Agreement) (and at no time shall any initial holder and its transferees be entitled to sell shares of Preferred Stock to the Corporation pursuant to this paragraph 4B to the extent that the aggregate number of shares of Series A Preferred and Series B Preferred sold by such Persons at or before that time pursuant to this paragraph 4B, pursuant to paragraph 4B of the Series A Certificate or pursuant to paragraph 6A of the Purchase Agreement (limited in the case of a transferee to shares of Series A Preferred and Series B Preferred acquired directly or indirectly from, or acquired in respect of Series A Preferred or Series B Preferred acquired directly or indirectly from, such initial holder) would, on a cumulative basis, exceed an amount equal to (I) the maximum cumulative number of shares which the Corporation may be required to redeem under this subparagraph 4B(ii) (a) at such time, multiplied by (II) a fraction (x) the numerator of which is the aggregate number, without duplication, of shares of Series A Preferred and Series B Preferred issued by the Corporation at any time that was held by such holders (limited in the case of a transferee to shares of Series A Preferred and Series B Preferred acquired directly or indirectly from, or acquired in respect of Series A Preferred and Series B Preferred acquired directly or indirectly from, such initial holder), and (y) the denominator of which is the aggregate number, without duplication, of shares of Series A Preferred and Series B Preferred issued by the Corporation at any time); and

                           (b) for a period of 180 days after the date the Corporation redeems shares of Series B Preferred pursuant to paragraph 4B(i) (or Series A Preferred pursuant to paragraph 4B(i) of the Series A Certificate), any shares of Preferred Stock pursuant to a request for redemption under paragraph 4B(i) that is requested subsequent to, and not as part of, such prior redemption.

                  4C. Redemption Payment. For each Preferred Share which is to be redeemed (and except as otherwise provided in paragraph 4A(ii) above), the Corporation shall be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporations principal office of the certificate representing such Preferred Share) an amount in immediately available funds equal to the Redemption Price of such Preferred Share. Subject to the provisions of paragraph 4C of the Series A Certificate: if the funds of the Corporation legally available for redemption of Preferred Shares on any Redemption Date are insufficient to redeem the total number of Preferred Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Preferred Shares ratably among the holders of the Preferred Shares to be redeemed based upon the aggregate Redemption Price of the Preferred Shares held by each such holder and the remaining Preferred Shares will remain outstanding; and at any time thereafter when additional funds of the Corporation are legally available for the redemption of Preferred Shares, such funds shall immediately be used to redeem the balance of the Preferred Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed. In connection with any redemption of Preferred Stock pursuant to this Section 4, the Corporation shall declare for payment all dividends that are accrued and unpaid as of the Redemption Date with respect to the Preferred Shares which are to be redeemed on such Redemption Date. (Payment of the Redemption Price in respect of such Preferred Shares shall constitute payment of such declared dividends.)

                  4D. Notice of Redemption. The Corporation shall mail written notice of each redemption of any Series A Preferred or Series B Preferred to each record holder of Preferred Stock not more than 60 nor less than 30 days prior to the date on which such redemption is to be made in the case of a redemption pursuant to paragraph 4A (or paragraph 4A of the Series A Certificate), and not less than 5 Business Days prior to the date on which such redemption is to be made in the case of a redemption pursuant to paragraph 4B (or paragraph 4B of the Series A Certificate). Upon mailing any such notice of redemption, the Corporation shall become obligated to redeem the total number of Preferred Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Preferred Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Preferred Shares shall be issued to the holder thereof without cost to such holder within three Business Days after surrender of the certificate representing the redeemed Preferred Shares.

                  4E. Determination of the Number of Each Holder's Preferred Shares to be Redeemed. The number of Preferred Shares to be redeemed from each holder thereof in redemptions pursuant to paragraph 4A(i) shall be the number of Preferred Shares determined by multiplying the total number of Preferred Shares to be redeemed by a fraction, the numerator of which shall be the total
Redemption Price of Preferred Shares then held by such holder and the denominator of which shall be the aggregate Redemption Price of Preferred Shares then outstanding.

                  4F. Dividends after Redemption Date. No Preferred Share is entitled to any dividends accruing after the Redemption Date. On the Redemption Date of any Preferred Share, all rights of the holder of such Preferred Share shall cease, and such Preferred Share shall not be deemed to be outstanding.

                  4G. Redeemed or Otherwise Acquired Preferred Shares. Any Preferred Shares which are redeemed or otherwise acquired by the Corporation thereupon shall be retired. All such shares shall upon their retirement become authorized but unissued shares of preferred stock of the Corporation and may not be reissued as Preferred Stock but may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the board of directors, subject to the conditions or restrictions on issuance set forth in the certificate of incorporation of the Corporation.

                  4H. Other Redemptions or Acquisitions. Neither the Corporation nor any Subsidiary shall redeem or otherwise acquire any Preferred Stock, except as expressly authorized herein or pursuant to the Purchase Agreement or pursuant to a purchase offer made pro rata to all holders of Preferred Stock on the basis of the aggregate Redemption Price of the Preferred Shares owned by each such holder.

                  Section 5         Voting Rights.

                  The holders of the Preferred Stock shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws, and except as otherwise required by law, the holders of the Preferred Stock shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Common Stock voting together as a single class with each share of Common Stock entitled to one vote per share, and each Preferred Share (including fractional shares) entitled to one vote for each share of Common Stock that would be issuable upon conversion of such Preferred Share at the time the vote is taken.

                  Section 6.        Conversion.

                  6A.      Conversion Procedure.

                  (i) At any time and from time to time after the issuance thereof, any holder of Preferred Stock may convert all or any of the Preferred Shares (including any fraction of a Preferred Share) held by such holder into a number of shares of Common Stock computed by multiplying the number of Preferred Shares to be converted by the Liquidation Value and dividing the result by the applicable Conversion Price then in effect.

                  (ii) Each conversion of Preferred Stock shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Preferred Shares to be converted have been surrendered at the principal office of the Corporation. At such time as such conversion has been effected, the rights of the holder of such Preferred Shares as such holder shall cease, all accrued and unpaid dividends on such Preferred Shares shall be deemed to have been forfeited immediately prior to such conversion, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                  (iii) The conversion rights of any Preferred Share subject to redemption hereunder shall terminate on the Redemption Date for such Preferred Share unless the Corporation has failed to pay to the holder thereof the Redemption Price thereof.

                  (iv) Notwithstanding any other provision hereof, if a conversion of any Preferred Shares is to be made in connection with a Public Offering, such conversion may, at the election of the holder of such Preferred Shares, be conditioned upon the consummation of the Public Offering, in which case such conversion shall not be deemed to be effective until the consummation of the Public Offering

                  (v) As soon as possible after a conversion has been effected (but in any event within five Business Days in the case of subparagraph (a) below), the Corporation shall deliver to the converting holder:

                  (a) a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                  (b) payment of the amount payable under subparagraph (viii) below with respect to such conversion; and

                  (c) a certificate representing any Preferred Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                  (vi) The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders of such Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock.

                  (vii) The Corporation shall not close its books against the transfer of Preferred Stock or of Common Stock issued or issuable upon conversion of Preferred Stock in any manner which interferes with the timely conversion of Preferred Stock. The Corporation shall assist and cooperate (but the Corporation shall not be required to expend substantial efforts or funds) with any holder of Preferred Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Preferred Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

                  (viii) If any fractional interest in a share of Common Stock would, except for the provisions of this subparagraph, be deliverable upon any conversion of a holder's Preferred Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

                  (ix) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Preferred Stock or exercise of the Warrants, such number of shares of Common Stock issuable upon the conversion of all outstanding Preferred Stock and exercise of all outstanding Warrants which may then be exercised. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation (excluding Investment Regulations) or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                  6B.      Conversion Price.

                  (i) In order to prevent dilution of the conversion rights granted under this subdivision, the Conversion Price shall be subject to adjustment from time to time pursuant to this Section 6.

                  (ii) If and whenever on or after the Date of Issuance of any Preferred Share the Corporation issues or sells, or in accordance with paragraph 6C is deemed to have issued or sold, other than in an Excluded Issuance, any share of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to such time with respect to any such Preferred Share, then forthwith upon such issue or sale the Conversion Price of such Preferred Share shall be reduced to the lowest net price per share at which any such share of Common Stock has been issued or sold or is deemed to have been issued or sold.

                  6C. Effect on Conversion Price of Certain Events. Solely for purposes of determining the adjusted Conversion Price under paragraph 6B, the following shall be applicable:

                  (i) Issuance of Rights or Options. If the Corporation in any manner grants any Options and the lowest price per share for which any one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any Convertible Security is less than any Conversion Price in effect immediately prior to the time of the granting of such Option, then such share of Common Stock shall be deemed to have been issued and sold by the Corporation at the time of the granting of such Options for such price per share and such Conversion Price shall be adjusted in accordance with paragraph 6B(ii) above. For purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to any one share of Common Stock upon the granting of the Option, upon exercise of the Option and upon conversion or exchange of the Convertible Security. No further adjustment of such Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Security upon the exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Security.

                  (ii) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Security and the lowest price per share for which any one share of Common Stock is issuable upon conversion or exchange thereof is less than any Conversion Price in effect immediately prior to the time of such issue or sale, then such share of Common Stock shall be deemed to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share and such Conversion Price shall be adjusted in accordance with paragraph 6B(ii) above. For the purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to any one share of Common Stock upon the issuance of the Convertible Security and upon the conversion or exchange of such Convertible Security. No further adjustment of such Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of any Convertible Security, and if any such issue or sale of such Convertible Security is made upon exercise of any Options for which adjustments of such Conversion Price had been or are to be made pursuant to other provisions of this Section 6, no further adjustment of such Conversion Price shall be made by reason of such issue or sale.

                  (iii) Change in Option Price or Conversion Rate. If the purchase price provided for in any Option, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Security, or the rate at which any Convertible Security is convertible into or exchangeable for Common Stock change at any time, any Conversion Price previously adjusted with respect to such Option or Convertible Security and in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Option or Convertible Security originally provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                  (iv) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, any Conversion Price then in effect hereunder shall be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  (v) Calculation of Consideration Received. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of 70% of the outstanding Preferred Shares. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of 70% of the outstanding Preferred Shares. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

                  (vi) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of $.01.

                  (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                  (viii) Record Date. If the Corporation fixes a record date for determining the holders of Common Stock entitled (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  6D. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of

Common Stock into a greater number of shares, any Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  6E. Reorganization, Reclassification, Consolidation, Merger or Sale. In connection with any Organic Change, the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of 70% of the Preferred Shares then outstanding) to insure that each of the holders of Preferred Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Preferred Stock immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance reasonably satisfactory to the holders of 70% of the Preferred Shares then outstanding) to insure that the provisions of this
Section 6 and Sections 7 and 8 hereof shall thereafter be applicable to the Preferred Stock (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of Preferred Stock, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale).

                  6F. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 6 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation's board of directors shall make an appropriate adjustment in each Conversion Price so as to protect the rights of the holders of Preferred Stock; provided that no such adjustment shall increase any Conversion Price as otherwise determined pursuant to this Section 6 or decrease the number of shares of Conversion Stock issuable upon conversion of each share of Preferred Stock.

                  6G.      Notices.

                  (i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Corporation shall give written notice to all holders of Preferred Stock at least 20 days prior to the date on which the Corporation closes its books or fixes a record date (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change or Liquidation.

                  (iii) The Corporation shall also give written notice to the holders of Preferred Stock at least 20 days prior to the date on which any Organic Change shall take place.

                  6H. Mandatory Conversion. The Corporation may require by written notice to all holders of Preferred Stock, the conversion of all of the outstanding Preferred Stock at the then applicable Conversion Price, at any time after the second anniversary of the Closing, provided that (a) the Closing Price of the Common Stock (adjusted proportionately for stock dividends, stock splits, combinations, and similar changes in the Common Stock occurring after the Closing) on at least 30 of the 45 latest trading days preceding the date of the Corporation's notice has been greater than (i) $12.50 per share, if such notice is delivered prior to the last day of the 30th month after Closing, (ii) $15.62 per share, if such notice is delivered after the last day of the 30th month after Closing but prior to the third anniversary of the Closing, or (iii) $18.75 per share, if such notice is delivered on or after the third anniversary of the Closing, (b) the number of Public Float Securities outstanding exceeds 20% of the number of shares of Common Stock outstanding on a "fully-diluted" basis (i.e., after giving effect to the exercise, exchange and conversion of all rights, options, warrants and convertible securities that are, directly or indirectly, exercisable or exchangeable for, or convertible into, Common Stock, determined without regard to any vesting limitations or restrictions on exercise, exchange or conversion), and (c) the holders of the Preferred Stock are not then subject to (and will not, as a result of such exercise, become subject to) any agreement restricting the sale of the Common Stock issued upon the conversion of the Preferred Stock.

                  Section 7.        Liquidation Dividends.

                  If the Corporation declares or pays a Liquidating Dividend upon the Common Stock, then the Corporation shall pay to the holders of Preferred Stock at the time of payment thereof the Liquidating Dividends which would have been paid on the shares of Common Stock had such Preferred Stock been converted immediately prior to the record date fixed for determining the stockholders entitled to receive payment of such Liquidating Dividend, or, if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

                  Section 8.        Purchase Rights.

                  If at any time the Corporation grants, issues or sells any Purchase Rights pro rata to the record holders of any class of Common Stock, then each holder of Preferred Stock shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's Preferred Shares immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  Section 9.    Consequences of Certain Events of Noncompliance.

                  (i) If an Event of Noncompliance of the type described in subparagraph (ii) of the definition of Event of Noncompliance has occurred and has continued for a period of 30 days and is continuing or any other Event of Noncompliance has occurred and is continuing, the annual dividend rate on the Preferred Stock shall increase immediately by an increment of two percentage points. Thereafter, until such time as no Event of Noncompliance exists, the annual dividend rate shall increase automatically at the end of each succeeding 90-day period by an additional increment of two percentage points (but in no event shall the annual dividend rate exceed 14%). Any increase of the dividend rate resulting from the operation of this paragraph shall terminate as of the close of business on the date on which no Event of Noncompliance exists, subject to subsequent increases pursuant to this paragraph.

                  (ii) If both (a) either (1) an Event of Noncompliance of the type described in subparagraph (i) or (iii) of the definition of Event of Noncompliance has occurred and is continuing, or (2) an Event of Noncompliance of the type described in subparagraph (ii) or (iv) of the definition of Event of Noncompliance has occurred and has continued for a period of 60 days and is continuing and (b) the holder or holders of 70% of the Preferred Stock then outstanding have given written notice to the Corporation of their intent to exercise their rights under this paragraph (ii) in connection with such Event of Noncompliance (which notice may be given at any time after the occurrence of such Event of Noncompliance) and 30 days have lapsed since the date such notice was given, then the holder or holders of 70% of the Preferred Stock then outstanding shall have the option to demand (by written notice delivered to the Corporation at any time thereafter until such time as there is no Event of Noncompliance in existence) redemption of all or any portion of the Preferred Stock owned by such holder or holders at a price per Preferred Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon). The Corporation shall give prompt written notice of such election (or of any similar election under paragraph 9(ii) of the Series A Certificate) to the other holders of Preferred Stock (but in any event within five days after receipt of the initial demand for redemption), and each such other holder shall have the option to demand redemption of all or any portion of such holder's Preferred Stock by giving written notice thereof to the Corporation within seven days after receipt of the Corporation's notice. The Corporation shall redeem all Preferred Stock as to which rights under this paragraph have been exercised within 15 days after receipt of the initial demand for redemption.

                  (iii) If any Event of Noncompliance exists, each holder of Preferred Stock shall also have any other rights which such holder is entitled to under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

                  Section 10.       Registration of Transfer.

                  The Corporation shall keep at its principal office a register for the registration of Preferred Stock. Upon the surrender of any certificate representing Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Preferred Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Preferred Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Preferred Stock represented by the surrendered certificate.

                  Section 11.       Replacement.

                  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Preferred Shares of any series of Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor, its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Preferred Shares of such series represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                  Section 12.       Definitions.

                  "Business Day" means a day on which banks are generally open for business in New York City.

                  "Closing" means June 17, 1994.

                  "Closing Price" of each share of Common Stock or other security means the composite closing price of the sales of the Common Stock or such other security on all securities exchanges on which such security may at the time be listed (as reported in The Wall Street Journal), or, if there has been no sale on any such exchange on any day, the average of the highest bid and lowest asked prices of the Common Stock or such other security on all such exchanges at the end of such day, or, if such security is not so listed, the closing price (or last price, if applicable) of sales of the Common Stock or such other security in the Nasdaq National Market (as reported in The Wall Street Journal) on such day, or if such security is not quoted in the Nasdaq National Market but is traded over-the-counter, the average of the highest bid and lowest asked prices on such day in the over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization.

                  "Common Stock" means, collectively, the Corporation's common stock, par value $0.01 per share, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any Liquidation of the Corporation; and if there is a change such that the securities issuable upon conversion of the Preferred Stock are issued by an entity other than the Corporation or there is a change in the class of securities so issuable, then the term "Common Stock" shall mean one share of the security issuable upon conversion of the Preferred Stock if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

                  "Conversion Price" shall mean, with respect to any Series B Share, $10.20 (subject to adjustment as provided in Section 6 for events occurring after its Date of Issuance).

                  "Convertible Security" means any stock or other securities of the Corporation convertible into or exchangeable for Common Stock.

                  "Corporation" means Orion Newco Services, Inc. a Delaware corporation.

                  "Date of Issuance," with respect to any Preferred Share, means the date on which the Corporation initially issues such Preferred Share, regardless of the number of times transfer of such Preferred Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Preferred Share.

                  "Dividend Reference Dates" mean August 31, November 30, February 28 and May 31 of each year.

                  "Excluded Issuance" means the issue or sale of (i) shares of Common Stock in respect of any transaction described in paragraph 6D or pursuant to the Old ONS Merger Agreement, (ii) up to an aggregate of 2,203,960 shares of Common Stock by the Corporation pursuant to the exercise of Options and Convertible Securities outstanding immediately prior to the Closing at exercise prices that are greater than or equal to the respective exercise prices in effect as of Closing (as adjusted pursuant to the terms of such securities to give effect to stock dividends or stock splits or a combination of shares in connection with a recapitalization, merger, consolidation or other reorganization occurring after the Closing), (iii) up to an aggregate of 150,000 shares of Common Stock by the Corporation for any purpose, or (iv) Options to acquire Common Stock by the Corporation pursuant to a resolution of, or a stock option plan approved by a resolution of, the Board of Directors of the Corporation (or the compensation committee thereof) to the Corporation's employees, the per share exercise price of which is greater than or equal to the fair market value of a share of Common Stock at the time such Option is issued, as determined by the Board of Directors of the Corporation (or the compensation committee thereof).

                  "Event of Noncompliance" means and shall be deemed to have occurred if:

                           (i) the Corporation fails to make any redemption payment with respect to the Preferred Stock which it is obligated to make hereunder, whether or not such payment is legally permissible or is prohibited by any agreement to which the Corporation is subject;

                           (ii) the Corporation breaches or otherwise fails to perform or observe any other covenant or agreement set forth herein or in the Purchase Agreement; provided, first, that no Event of Noncompliance shall be deemed to have occurred under this subparagraph
         (ii) if the Corporation reasonably establishes that the Event of Noncompliance is not material to the financial condition, operating results, operations or assets of the Corporation and its Subsidiaries, taken as a whole, or to any holder's investment in the Preferred Stock; and provided, second, that, so long as the Corporation commences promptly and continues to exercise reasonable and diligent efforts to cure the Event of Noncompliance (if cure is possible) within a reasonable time after its occurrence, the applicable grace periods set forth in paragraph (i) and in clause (a) of paragraph (ii) of Section 9 shall be extended with respect to such Event of Noncompliance for a period of time equal to the period during which such efforts are continuing;

                           (iii) any  representation,  warranty or certification
         by or on behalf of the Corporation contained in the Purchase Agreement or required to be furnished to any holder of Preferred Stock pursuant to the Purchase Agreement is false or misleading in any material respect on the date made; provided, however, that any Event of Noncompliance under this clause (iii) resulting from the delivery of a certification that is made in good faith but is false or misleading shall be deemed to be cured from and after the date a certification correcting the earlier false or misleading certification is delivered to the holders of the Preferred Stock, which delivery shall occur promptly after the facts or events that caused such earlier certification to be false or misleading become known to the Corporation; or

                           (iv)  the  Corporation  or any  Subsidiary  makes  an
         assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Corporation or any Subsidiary bankrupt or insolvent; or any order for relief with respect to the Corporation or any Subsidiary is entered under the Federal Bankruptcy Code; or the Corporation or any Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Corporation or any Subsidiary or of any substantial part of the assets of the Corporation or any Subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of a Subsidiary) relating to the Corporation or any Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or
         liquidation  law  of  any   jurisdiction;   or  any  such  petition  or
         application
                           is  filed,  or  any  such  proceeding  is  commenced,
         against the Corporation or any Subsidiary and either (a) the Corporation or any such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (b) such petition, application or proceeding is not dismissed within 60 days.

                  "Freely Tradeable Securities" has the meaning given such term in the Purchase Agreement.

                  "Fundamental Change" has the meaning given such term in the Purchase Agreement.

                  "Investment Regulations" means, as applicable, Title III of the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder, regulation Y (Title 12, Code of Federal Regulations,
Part 225) under Section 5(b) of the Bank Holding Company Act of 1956, as amended, or other similar laws or regulations governing a regulated Person's investment authority.

                  "Junior Securities" means Common Stock and any other capital stock or other equity securities issued by the Corporation, whether currently existing or hereafter authorized or issued (other than Series A Preferred).

                  "Liquidation" means the liquidation, dissolution or winding up of the Corporation; provided, however, that neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction or the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

                  Liquidating Dividend" means a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock.

                  "Liquidation Value" of any Preferred Share shall be equal to $1,000.

                  "Market Price" of each share of Common Stock or other security means the Closing Price of such share or other security, averaged over a period of 21 days consisting of the day as of which the Market Price is being determined and the 20 consecutive Business Days prior to such day. If during this period such security is not listed on any securities exchange, quoted in the Nasdaq National Market, or quoted in the over-the-counter market, the Market Price will be the fair value of such security determined by agreement between the Company and the holders of 70% of the outstanding Preferred Shares. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such security shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of 70% of the outstanding Preferred Shares. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

                  "Old ONS" means Orion Network Systems, Inc., a Delaware Corporation incorporated in.

                  "Old ONS Merger Agreement" means the Agreement and Plan of Merger dated as of January 8, 1997, by and among the Corporation, Old ONS and Orion Merger Company, Inc.

                  "Old ONS Preferred Share" means one (1) share of the series of the preferred stock of Old ONS having the designation "Series B 8% Cumulative Redeemable Convertible Preferred Stock," as set forth in that certain "Certificate of Designations, Rights and Preferences of Series B 8% Cumulative Redeemable Convertible Preferred Stock of Orion Network Systems, Inc." filed with the Secretary of State of the State of Delaware on June 16, 1995.

                  "Old ONS Preferred Share Conversion" means the conversion of Old ONS Preferred Shares into the right to receive Preferred Shares, pursuant to the Old ONS Merger Agreement.

                  "Options" means any right or option to subscribe for or to purchase Common Stock or any Convertible Securities.

                  "Organic Change" means any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets to another Person or other transaction which is effected in such a manner that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Preferred Share" means a share of Series B Preferred.

                  "Preferred Stock" means the Series B Preferred.

                  "Public Float Securities" means, as of any date of determination, those shares of the Corporation's Common Stock that (i) previously have been sold to the public in an offering registered under the Securities Act or through a broker, dealer or market maker under Rule 144 of the Securities Act, (ii) are listed for trading on a "national securities exchange" (within the meaning of the Securities Exchange Act of 1934, as amended) or quoted on the "National Market System" or "National List" published by the National Association of Securities Dealers Automated Quotations System or any successor list, and (iii) are held by Persons other than the Corporation or any of its "affiliates" (within the meaning of Rule 144 under the Securities Act).

                  "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force; provided, that "Public Offering" shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

                  "Purchase Agreement" means the Purchase Agreement, dated as of June 17, 1994, by and among Old ONS and certain investors, as such agreement may from time to time be amended in accordance with its terms, the performance of Old ONS's obligations under which the Corporation has assumed pursuant to a written agreement by and among Old ONS, the Corporation, and such investors.

                  "Purchase Rights" mean any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property.

                  "Redemption Date" means the date on which the Redemption Price of a Preferred Share is paid to the holder thereof.

                  "Redemption Price" means, with respect to any Preferred Share being redeemed, the Liquidation Value of such Preferred Share plus all accrued and unpaid dividends thereon.

                  "Reorganization" means any merger or consolidation of the Corporation with any Person where both (i) either (a) the Corporation is not the surviving corporation, (b) the terms of the Preferred Stock are altered in any respect, or (c) the Preferred Stock is exchanged for cash, securities or other property, and (ii) such merger or consolidation does not constitute a Fundamental Change.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Series A Certificate" means the Certificate of Designations, Rights and Preferences for the Series A Preferred.

                  "Series A Preferred" means the Corporation's Series A 8% Cumulative Redeemable Convertible Preferred Stock, par value $.01 per share.

                  "Series B Preferred" means the Corporation's Series B 8% Cumulative Redeemable Convertible Preferred Stock, par value $.01 per share.

                  "Series A Share" means a share of Series A Preferred.

                  "Series B Share" means a share of Series B Preferred.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control a general partner of such partnership, association or other business entity. Without limiting the foregoing, International Private Satellite Partners, L.P., a Delaware limited partnership, shall be deemed to be a Subsidiary of the Corporation for so long as the Corporation or any of its other Subsidiaries is the general partner thereof.

                  "Warrants" means the Common Stock purchase warrants issued pursuant to the Purchase Agreement (whether at the Closing or thereafter pursuant to paragraph 1D or Section 7 thereof) and any warrant issued in exchange, substitution or replacement thereof.

                  Section 13.       Amendment and Waiver.

                  No amendment, modification or waiver shall be binding or effective with respect to any provision of Sections 1 to 13 hereof without the prior written consent of the holders of 70% of the Preferred Shares outstanding at the time such action is taken; provided, that no such action shall change (i) the rate at which or the manner in which dividends on the Preferred Stock accrue or the times at which such dividends become payable or the amount payable on redemption of the Preferred Stock or the times at which redemption of Preferred Stock is to occur, without the prior written consent of the holders of at least 90% of the Preferred Shares then outstanding, (ii) any Conversion Price of the Preferred Stock or the number of shares or class of stock into which the Preferred Stock is convertible, without the prior written consent of the holders of at least 90% of the Preferred Stock then outstanding or (iii) the percentage required to approve any change in clauses (i) and (ii) above, without the prior written consent of the holders of at least 90% of the Preferred Stock then outstanding.

                  Section 14.       Notices.

                  Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                                     FORM OF

                          CERTIFICATE OF DESIGNATIONS,

                             RIGHTS AND PREFERENCES

                                       OF

                        SERIES C 6% CUMULATIVE REDEEMABLE

                           CONVERTIBLE PREFERRED STOCK

                                       OF

                           ORION NETWORK SYSTEMS, INC.


--------------------------------------------------------------------------------
                             Pursuant to Section 151
                         of the General Corporation Law
                            of the State of Delaware
--------------------------------------------------------------------------------


         The undersigned DOES HEREBY CERTIFY that, pursuant to the authority contained in Article FOURTH of the Certificate of Incorporation of Orion Network Systems, Inc., a Delaware corporation (the "Corporation"), and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has authorized the creation of a series of Preferred Stock of the Corporation having the designation Series C 6% Cumulative Redeemable Convertible Preferred Stock and having the powers, rights and preferences, and the qualifications, limitations and restrictions thereof, as are set forth in Exhibit A hereto and made a part hereof and that the following resolution was duly adopted by the Board of Directors of the Corporation:

                          RESOLVED, that a series of authorized Preferred Stock,
                  par value $0.01 per share, of the

                   Corporation be, and it hereby is, created; that the shares of such series shall be, and they hereby are, designated as "Series C 6% Cumulative Redeemable Convertible Preferred Stock;" that the number of shares constituting such series shall be, and it hereby is, fixed at 150,000; and that the powers, rights and preferences and the qualifications, limitations and restrictions thereof, of the shares of such series are as set forth in Exhibit A attached hereto and made a part hereof.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its President and Chief Executive Officer and attested to by its Vice President, Corporate and Legal Affairs, and Secretary this ____ day of January, 1997.

                                     ORION NETWORK SYSTEMS, INC.


                                     By:
                                         --------------------------------------
[SEAL]                               Name:      W. Neil Bauer
                                     Title:     President/Chief Executive
                                                   Officer


ATTEST:


-----------------------------------------
Name:      Richard H. Shay, Esq.
Title:     Vice President, Corporate and
              Legal Affairs/Secretary

                                                                       EXHIBIT A



                        SERIES C 6% CUMULATIVE REDEEMABLE
                           CONVERTIBLE PREFERRED STOCK

                  The following sections set forth the powers, rights and preferences, and the qualifications, limitations and restrictions thereof, of the Corporation's Series C 6% Cumulative Redeemable Convertible Preferred Stock. Capitalized terms used herein are defined in Section 10 below.

                  Section 1.        Dividends.

                  1A. General Obligation. Subject to the preferential rights of Series A Preferred Stock or Series B Preferred Stock ranking senior to the Preferred Stock, the record holders of Preferred Stock shall be entitled to receive dividends, when, as and if declared by the Corporation's board of directors (the "Board") and to the extent permitted under the General Corporation Law of Delaware, as amended, as provided in this Section 1, subject to paragraph 1F. Dividends shall accrue on a daily basis commencing on the Date of Issuance of each Preferred Share at the simple interest rate of 6% per annum of the Liquidation Value thereof, and shall be payable as provided in paragraph 1B. Dividends shall cease accruing upon the earliest to occur of (i) the date on which the Liquidation Value of such Preferred Share is paid, (ii) the date on which such Preferred Share is converted into shares of Common Stock hereunder, or (iii) the Maturity Date. Such dividends shall accrue whether or not they have been declared and whether or not there are net profits, surplus or other funds of the Corporation legally available for the payment of dividends.

                  1B. Payment of Dividends. Subject to the provisions of paragraph 1A and paragraph 1F, dividends shall be payable, in arrears, following each Dividend Reference Date within twenty days after such Dividend Reference Date. The amount of the dividend on each share of Preferred Stock payable following each Dividend Reference Date shall equal the aggregate amount of all accrued and unpaid dividends on such share of Preferred Stock from the Prior Dividend Date (or, in the case of the first dividend paid with respect to such share, the Date of Issuance of such Preferred Share) through such Dividend Reference Date. To the extent any dividend is not paid within twenty days after a Dividend Reference Date, all dividends which have accrued and remain unpaid on each outstanding Preferred Share through such Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such Preferred Share until the date paid. No interest, dividend or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments that may be accrued and unpaid.

                  1C. Distribution of Partial Dividend Payments. Except in connection with redemptions or repurchases pursuant to paragraph 3A or 3B below, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Preferred Stock such payment shall be distributed ratably among the holders thereof based upon the aggregate accrued but unpaid dividends on the Preferred Shares held by each such holder and such payment shall be applied first to dividends which have accrued on such Preferred Shares during the period since the latest preceding Dividend Reference Date and second to reduce any previously accumulated dividends with respect to such Preferred Shares.

                  1D.   Payment  of  Dividends  in  Common   Stock.   Except  as
specifically provided herein, the Corporation shall pay all dividends with respect to the Preferred Stock (including, in the case of a redemption, any amount equal to accrued and unpaid dividends constituting a portion of the Redemption Price) in fully paid and non-assessable shares of Common Stock. The number of shares of Common Stock distributable in a dividend on each share of Preferred Stock shall be equal to the quotient obtained by dividing (a) the amount of such dividend, as determined under paragraph 1B, by (b) the higher of
(i) the Market Price of the Common Stock on the Dividend Reference Date immediately preceding the dividend payment and (ii) the Series A/B Dilution Price. When the Corporation pays a dividend to the holders of Preferred Stock, the Corporation shall provide each holder of Preferred Stock with a calculation of the aggregate number of shares of Common Stock payable in such dividend, including the computation of the Market Price. If any fractional interest in a share of Common Stock would, except for the provisions of this sentence, be deliverable upon payment of any dividend in shares of Common Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest, calculated as set forth above in this paragraph 1D.

                  1E. Dividends on Junior Securities. The Corporation shall not declare and pay any dividends on Junior Securities unless all accrued and unpaid dividends on the Preferred Stock have been paid in full.

                  1F. Certain Withholding Provisions. Notwithstanding any other provision of Section 1, and without limiting the generality of the Board's power and authority with respect to the declaration and payment of dividends, the Board shall have and may exercise the power and authority to provide that the receipt by each record holder of Preferred Shares entitled thereto of any dividend paid by the Corporation as declared on the issued and outstanding Preferred Shares shall be subject to the condition (the "Tax Payment Condition") that the Corporation receive, at or prior to the time for payment of such dividend (the "Payment Time"), from or on behalf of such record holder, payment in full of the taxes, fees, duties, assessments, or other amounts, if any (the "Tax"), that the Corporation is required under applicable law to pay or withhold in connection with the declaration and payment to such record holder of such dividend. If the Tax Payment Condition applies and has been satisfied, or has been duly waived by the Corporation, at or prior to the Payment Time, at the Payment Time the Corporation shall pay such dividend to such record holder. If the Tax Payment Condition applies but has not been satisfied, and has not been duly waived by the Corporation, at or prior to the Payment Time, at the Payment Time the Corporation shall pay the dividend to which such record holder is entitled by irrevocably depositing and setting aside such dividend with the Secretary of the Corporation as escrow holder (the "Escrow Holder"). Upon the Escrow Holder's receipt, from or on behalf of such record holder, of payment in full of the Tax, plus any interest, penalty, or additional amount to be paid or withheld as a result of the passage of time from and after the Payment Time (the "Escrow Termination Time"), the Escrow Holder shall release such dividend to such record holder and shall release such Tax, and such additional amount if any, to the Corporation. If such dividend is paid in shares of Common Stock and is not received at or prior to the Payment Time by the record holder of Preferred Shares entitled to payment thereof, then (notwithstanding any provision hereof to the contrary) until the Escrow Termination Time (and only until such time, whether or not the dividend has been released by the Escrow Holder), such record holder shall not be entitled to vote such shares of Common Stock for any purpose, to receive payment of dividends or other distributions on such shares of Common Stock, or to exercise any other rights or privileges in respect of such shares of Common Stock, and the Escrow Holder shall have no right to vote such shares of Common Stock or to exercise any other right or privilege in respect thereof (whether in accordance with the wishes or directions of such record holder or otherwise), but the Escrow Holder shall receive and hold in escrow until the Escrow Termination Time together with such shares of Common Stock any dividends paid or other distributions made on such shares of Common Stock and at the Escrow Termination Time shall release such dividends paid or other distributions made on such shares of Common Stock, if any, along with such shares of Common Stock.

                  Section 2.        Liquidation.

                  Subject to the provisions of Section 2 of each of the Series A Certificate and the Series B Certificate: upon any Liquidation, each holder of Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the greater of
(a) the aggregate Liquidation Value (plus an amount equal to all accrued and unpaid dividends) of all shares of Preferred Stock held by such holder or (b) the amount which would be distributed with respect to the shares of Common Stock (including fractional shares for purposes of this calculation) into which such shares of Preferred Stock are convertible (assuming conversion of all outstanding Preferred Stock) immediately prior to the record date for such distribution (or, if there is no such record date, then the date as of which the holders of Common Stock entitled to such distribution are determined), and the holders of Preferred Stock shall not be entitled to any further payment; and if upon any such Liquidation the Corporation's assets to be distributed among the holders of the Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Preferred Shares held by each such holder. Prior to such Liquidation, the Corporation shall (to the extent permitted by law) declare for payment all accrued and unpaid dividends with respect to the Preferred Stock, which dividends shall be payable in cash notwithstanding the provisions of paragraph 1D. (Payment of the greater of the amounts specified in clauses (a) and (b) of this Section 2 in respect of such Preferred Shares shall constitute payment of such declared dividends.) The Corporation shall mail written notice of such Liquidation, not less than 60 days prior to the payment date stated therein, to each record holder of Preferred Stock.

                  Section 3.        Redemptions.

                  3A. Redemption at the Maturity Date. At the Maturity Date the Corporation shall redeem all of the Preferred Shares then outstanding for a price equal to the Redemption Price. The Corporation shall pay the Redemption Price for the Preferred Shares within thirty (30) days after the Maturity Date (or such later date upon which the certificates evidencing the Preferred Shares are surrendered to the Corporation).

                  3B. Redemption at the Option of the Corporation. At any time after the Initial Redemption Date, or, if prior to the Initial Redemption Date, immediately prior to the consummation of any consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, to the extent that it has funds legally sufficient therefor, the Corporation may redeem all or, subject to the last sentence of this paragraph, a portion of the Preferred Shares then outstanding for the Redemption Price. The number of Preferred Shares to be redeemed from each holder thereof in a partial redemption pursuant to this paragraph 3B shall be the number of Preferred Shares determined by multiplying the total number of Preferred Shares to be redeemed by a fraction, the numerator of which shall be the total Redemption Price of Preferred Shares then held by such holder and the denominator of which shall be the aggregate Redemption Price of Preferred Shares then outstanding.

                  3C. Redemption Payment. For each Preferred Share which is to be redeemed, the Corporation shall be obligated to pay the Redemption Price to the holder thereof on the Redemption Date or such later date upon which occurs the surrender by such holder at the Corporation's principal office of the certificate representing such Preferred Share. Subject to the provisions of paragraph 4C of the Series A Certificate and paragraph 4C of the Series B Certificate, if the funds of the Corporation legally available for payment of the cash portion of the Redemption Price of Preferred Shares on any Redemption Date are insufficient to pay the cash portion of the Redemption Price for the total number of Preferred Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of such Preferred Shares ratably among the holders of the Preferred Shares to be redeemed based upon the aggregate Redemption Price of the Preferred Shares held by each such holder and the remaining Preferred Shares called for redemption will remain outstanding; and at any time thereafter when additional funds of the Corporation are legally available for the redemption of Preferred Shares, such funds shall immediately be used to redeem the balance of the Preferred Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed. Payment of the Redemption Price in respect of such Preferred Shares shall extinguish all rights to dividends that are accrued and unpaid as of the Redemption Date with respect to the Preferred Shares which are redeemed on such Redemption Date.

                  3D. Notice of Redemption. The Corporation shall mail written notice of each redemption of any Preferred Stock to each record holder of Preferred Stock not more than 60 nor less than 30 days prior to the date on which such redemption is to be made specifying (a) the number of shares of Preferred Stock to be redeemed by the Corporation and (b) the Redemption Date. Upon mailing any such notice of redemption, the Corporation shall become obligated to redeem the total number of Preferred Shares specified in such notice at the time of redemption specified therein and upon the surrender on or before such time of the certificates representing such Preferred Shares. If one or more holders of Preferred Shares being redeemed shall fail to surrender the certificates representing such Preferred Shares by the Redemption Date, the Corporation shall pay the Redemption Price by irrevocably depositing or setting aside the required amount to be paid promptly upon surrender of such certificates. Such deposit or set aside shall be deemed payment of the Redemption Price to the holder for whom it is deposited or set aside. In case fewer than the total number of Preferred Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Preferred Shares shall be issued to the holder thereof without cost to such holder within three Business Days after surrender of the certificate representing the redeemed Preferred Shares.

                  3E. Dividends after Redemption Date. No Preferred Share that is redeemed is entitled to any dividends accruing after the Redemption Date. On the Redemption Date of any Preferred Share, all rights of the holder of such Preferred Share shall cease, and such Preferred Share shall be deemed to be no longer outstanding.

                  3F. Redeemed or Otherwise Acquired Preferred Shares. Any Preferred Shares which are redeemed, converted or otherwise acquired by the Corporation thereupon shall be retired. All such shares shall upon their retirement become authorized but unissued shares of preferred stock of the Corporation and may not be reissued as Preferred Stock but may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the board of directors, subject to the conditions or restrictions on issuance set forth in the certificate of incorporation of the Corporation.

                  Section 4.        Voting Rights.

                  The holders of the Preferred Stock shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws, and except as otherwise required by law, the holders of the Preferred Stock shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Common Stock voting together as a single class with each share of Common Stock entitled to one vote per share, and each Preferred Share (including fractional shares) entitled to one vote for each whole share of Common Stock that would be issuable upon conversion of such Preferred Share at the time the vote is taken.

                  Section 5.        Conversion.

                  5A.      Conversion Procedure.

                  (i) At any time and from time to time after the issuance thereof, any holder of Preferred Stock may convert all or any of the Preferred Shares (including any fraction of a Preferred Share) held by such holder into a number of shares of Common Stock equal to the sum of: (a) the number of shares of Common Stock computed by multiplying the number of Preferred Shares to be converted by the Liquidation Value of a Preferred Share, and dividing the result by the Conversion Price then in effect, plus (b) the number of shares of Common Stock that would be payable if all accrued but unpaid dividends were declared and paid on the Preferred Shares to be converted. For purposes of determining the amount of dividends payable or that would be payable with respect to a conversion under Section 5, the date for determining the Market Price shall be the Business Day immediately preceding the date on which conversion is deemed to have been effected.

                  (ii) Each conversion of Preferred Stock shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Preferred Shares to be converted have been surrendered at the principal office of the Corporation, together with written notice of the holder's desire to convert such Preferred Shares. At such time as such conversion has been effected, the rights of the holder of such Preferred Shares as such holder shall cease, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby, which Common Stock shall be deemed to have been issued as of such time. Issuance of Common Stock by the Corporation to effect any conversion shall extinguish all rights to dividends that are accrued and unpaid as of the date on which conversion is to be made with respect to the Preferred Shares which are to be converted on such date.

                  (iii) The conversion rights of any Preferred Share subject to redemption hereunder shall terminate on the Redemption Date for such Preferred Share unless the Corporation has failed to pay to the holder thereof the Redemption Price thereof.

                  (iv) Notwithstanding any other provision hereof, if a conversion of any Preferred Shares is to be made in connection with a Public Offering or prior to a redemption, such conversion may, at the election of the holder of such Preferred Shares, be conditioned upon the consummation of the Public Offering or the redemption occurring on or before a specified date, in which case such conversion shall not be deemed to be effective until the consummation of the Public Offering or unless the redemption occurs on or before the specified date.

                  (v) As soon as possible after a conversion has been effected (but in any event within three Business Days in the case of subparagraph (a) below), the Corporation shall deliver to the converting holder:

                  (a) a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                  (b)      payment  of the  amount  payable  under  subparagraph
                           (viii) below with respect to such conversion; and

                  (c) a certificate representing any Preferred Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                  (vi) The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders of such Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock.

                  (vii) The Corporation shall not close its books against the transfer of Preferred Stock or of Common Stock issued or issuable upon conversion of Preferred Stock in any manner which interferes with the timely conversion of Preferred Stock. The Corporation shall assist and cooperate (but the Corporation shall not be required to expend substantial efforts or funds) with any holder of Preferred Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Preferred Shares hereunder

(including, without limitation, making any filings required to be made by the Corporation).

                  (viii) If any fractional interest in a share of Common Stock would, except for the provisions of this subparagraph, be deliverable upon any conversion of shares of a holder's Preferred Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the Business Day immediately preceding the date of conversion.

                  (ix) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Preferred Stock, not less than the number of shares of Common Stock issuable upon the conversion of all outstanding Preferred Stock which may then be exercised. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                  5B. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) the outstanding shares of one or more classes of Common Stock into a greater number of shares, the Conversion Price (and the Trigger Price and Series A/B Dilution Price) in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) the outstanding shares of one or more classes of Common Stock into a smaller number of shares, the Conversion Price (and the Trigger Price and Series A/B Dilution Price) in effect immediately prior to such combination shall be proportionately increased.

                  5C. Reorganization, Reclassification, Consolidation, Merger or Sale. In connection with any Reorganization, (i) the holders of Preferred Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Preferred Stock, such shares of stock, securities, cash or other assets (or, if not practicably attainable, the reasonable equivalent thereof) as such holder would have received in connection with such Reorganization if such holder had converted its Preferred Stock immediately prior to such Reorganization, and (ii) dividends and amounts in respect of dividends hereunder payable in shares of Common Stock prior to such Reorganization shall be payable, in lieu of each share of Common Stock, in such shares of stock, securities, cash or other assets (or reasonable equivalent thereof) as the holder of one share of Common Stock received in connection with such Reorganization. The Corporation shall make appropriate provisions to ensure that the requirements of the previous sentence are effected. In each such case, the Corporation shall also make appropriate provisions to ensure that the provisions of this Section 5 and Sections 6 and 7 shall thereafter be applicable to the Preferred Stock.

                  5D.      Notices.

                  (i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Corporation shall give written notice to all holders of Preferred Stock at least 20 days prior to the date on which the Corporation closes its books or fixes a record date (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Liquidation or Reorganization.

                  5E. Mandatory Conversion. The Corporation may require, by written notice to all holders of Preferred Stock, the conversion of all of the outstanding Preferred Stock into a number of shares of Common Stock equal to the sum of: (a) the number of shares of Common Stock computed by multiplying the number of Preferred Shares to be converted by the Liquidation Value of a Preferred Share, and dividing the result by the applicable Conversion Price then in effect, plus (b) the number of shares of Common Stock that would be payable if all accrued but unpaid dividends were declared and paid on the Preferred Shares to be converted; provided that the Closing Price of the Common Stock (adjusted proportionately for stock dividends, stock splits, combinations, and similar changes in the Common Stock occurring after the Closing) on at least twenty (20) of the thirty (30) latest trading days preceding the date of the Corporation's notice has been greater than or equal to the Conversion Price. If the Corporation shall require the conversion of the Preferred Stock under this
Section 5E within two years from the Initial Date of Issuance, then the number of shares of Common Stock into which the shares of Preferred Stock are converted shall be increased by the number of shares of Common Stock that would be payable if the Corporation were immediately to declare and pay all dividends that in the absence of conversion would have accrued on such shares of Preferred Stock over the six-month period immediately following the date of conversion; provided, however, that the total dividends and amounts in respect of dividends paid on the Preferred Stock after the Date of Issuance thereof, including any additional amounts in respect of dividends paid as a result of a required conversion under this Section 5E, shall not be less than the amount of dividends that would have accrued on all outstanding shares of the Preferred Stock for one full year following the Initial Date of Issuance.

                  Any conversion of shares of Preferred Stock under this Paragraph 5E shall be effected and be deemed to have been effected as of the close of business on the date on which the Corporation provides written notice of such conversion to the holders of such shares of Preferred Stock (the "Mandatory Conversion Time"), and as of the Mandatory Conversion Time, the rights of the holders of the converted shares of Preferred Stock, as such, shall cease and terminate, such converted shares of Preferred Stock shall be retired in accordance with paragraph 3F, the shares of Common Stock into which such shares of Preferred Stock are converted shall be issued and deemed to have been issued, the certificate(s) that theretofore represented shares of Preferred Stock thereafter shall represent the number of shares of Common Stock into which the shares of Preferred Stock theretofore represented thereby shall have been converted, and the holder of any such certificate, upon the surrender thereof to the Corporation, shall be entitled to receive from the Corporation a new certificate representing the number of shares of Common Stock into which the shares of Preferred Stock theretofore represented thereby shall have been converted.

                  5F.      Effect on Conversion Price of Certain Events.

                  (i) General. In order to prevent dilution of the conversion rights granted under this Section 5, the Conversion Price shall be subject to adjustment from time to time pursuant to this paragraph 5F.

                  (ii) Adjustment of Conversion Price. If and whenever on or after the Date of Issuance the Corporation issues or sells, or in accordance with this paragraph 5F is deemed to have issued or sold, other than in an Excluded Issuance, any share of Common Stock for a consideration per share less than the Trigger Price in effect immediately prior to such time (a "Dilutive Event"), then forthwith upon such issue or sale in the Dilutive Event the Conversion Price shall be reduced by multiplying the Conversion Price in effect immediately before the Dilutive Event by a fraction, the numerator of which is the number of shares of Common Stock that are Outstanding on an As-Converted Basis (as defined below) immediately before the Dilutive Event plus the number of shares of Common Stock that could be purchased at the Trigger Price at the time of the Dilutive Event for the aggregate consideration paid or payable upon the sale or issuance of Common Stock in the Dilutive Event, and the denominator of which is the number of shares of Common Stock that are Outstanding on an As-Converted Basis immediately before the Dilutive Event plus the number of shares that are acquired or to be acquired upon the sale or issuance of the Common Stock in the Dilutive Event. For purposes of this paragraph 5F(ii), "Outstanding on an As-Converted Basis" immediately before the Dilutive Event means the sum of (i) all Common Stock issued and outstanding immediately before the Dilutive Event plus (ii) all Common Stock issuable upon the exercise of Options or conversion of Convertible Securities outstanding immediately before the Dilutive Event (other than Preferred Stock).

                  (iii) Issuance of Rights or Options. If the Corporation in any manner grants any Options and the price per share for which shares of Common Stock are issuable upon the exercise of any such Option is less than the Trigger Price in effect immediately prior to the time of the granting of such Option, then such shares of Common Stock shall be deemed to have been issued and sold by the Corporation at the time of the granting of such Options for such price per share and the Conversion Price shall be adjusted in accordance with paragraph 5F(ii) above. For purposes of this paragraph, the "price per share" for which shares of Common Stock are issuable upon the exercise of any Option shall be equal to the sum of the amounts of consideration (if any) received or receivable by the Corporation with respect to such shares of Common Stock upon the granting of the Option and upon exercise of the Option. No further adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon the exercise of such Options.

                  (iv) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Security (or Options to purchase any Convertible Security) and the price per share for shares of Common Stock that are issuable upon conversion or exchange thereof is less than the Trigger Price in effect immediately prior to the time of such issue or sale (or the granting of such Option), then such shares of Common Stock shall be deemed to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities (or the granting of such Option) for such price per share and the Conversion Price shall be adjusted in accordance with paragraph 5F(ii) above. For the purposes of this paragraph, the "price per share" for which shares of Common Stock are issuable upon conversion or exchange of any Convertible Security (or exercise of any Option therefor) shall be equal to the sum of the amounts of consideration (if any) received or receivable by the Corporation upon the issuance of the Convertible Security (or such Option) and upon the conversion or exchange of such Convertible Security (or exercise of such Option). No further adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of any Convertible Security, and if any such issue or sale of such Convertible Security is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                  (v) Change in Option Price or Conversion Rate. If the purchase price provided for in any Option, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Security, or the rate at which any Convertible Security is convertible into or exchangeable for Common Stock change at any time, any Conversion Price previously adjusted with respect to such Option or Convertible Security and in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Option or Convertible Security originally provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                  (vi) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, any Conversion Price then in effect hereunder shall be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  (vii) Calculation of Consideration Received. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash and securities shall be as determined in good faith by the Board of Directors of the Corporation.

                  (viii) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of $.01.

                  (ix) Treasury Shares. For purposes of calculating under this paragraph 5F the number of shares of Common Stock outstanding at any given time, the number of shares of Common Stock outstanding at such time does not include shares owned or held by or for the account of the Corporation or any subsidiary thereof, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                  (x) De Minimis Adjustments. Notwithstanding any other provisions of this Section 5, the Corporation shall not be required to make any adjustment of the Conversion Price unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price as then in effect. Any lesser adjustment shall be carried forward and shall be made no later than the time of, and together with, the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least one percent (1%) of the Conversion Price as then in effect. If any action would require adjustment of the Conversion Price pursuant to more than one subparagraph of this paragraph 5F, only one adjustment shall be made as determined in good faith by the Board of Directors of the Corporation.

                  Section 6.        Liquidating Dividends.

                  If the Corporation declares or pays a Liquidating Dividend upon the Common Stock, then the Corporation shall pay to the holders of Preferred Stock at the time of payment thereof the Liquidating Dividend which would have been paid to such holders had such Preferred Stock been converted immediately prior to the record date fixed for determining the stockholders entitled to receive payment of such Liquidating Dividend, or, if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

                  Section 7.        Purchase Rights.

                  If at any time the Corporation grants, issues or sells any Purchase Rights pro rata to the record holders of any class of Common Stock, then each holder of Preferred Stock shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder would have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's Preferred Shares immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  Section 8.        Registration of Transfer.

                  The Corporation shall keep at its principal office a register for the registration of issuances and transfers of Preferred Stock. Upon the surrender of any certificate representing Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Preferred Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Preferred Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Preferred Stock represented by the surrendered certificate.

                  Section 9.        Replacement.

                  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Preferred Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor, its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Preferred Shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on the Preferred Shares represented by such lost, stolen, destroyed or mutilated certificate.

                  Section 10.       Definitions.

                  "Bond Offering" means an underwritten offering of notes or debentures of the Corporation to the public, with or without Options, primarily for the purpose of refinancing the indebtedness of International Private Satellite Partners, L.P. ("Orion Atlantic") outstanding under the Credit Agreement dated December 6, 1991 among Orion Atlantic, the Banks named therein and The Chase Manhattan Bank (National Association), as Agent.

                  "Business Day" means a day on which banks are generally open for business in New York City.

                  "Closing" means January 31, 1997.

                  "Closing Price" of each share of Common Stock or other security means the composite closing price of the sales of the Common Stock or such other security on all securities exchanges on which such security may at the time be listed (as reported in The Wall Street Journal), or, if there has been no sale on any such exchange on any day, the average of the highest bid and lowest asked prices of the Common Stock or such other security on all such exchanges at the end of such day, or, if such security is not so listed, the closing price (or last price, if applicable) of sales of the Common Stock or such other security in the Nasdaq National Market (as reported in The Wall Street Journal) on such day, or if such security is not quoted in the Nasdaq National Market but is traded over-the-counter, the average of the highest bid and lowest asked prices on such day in the over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization.

                  "Common Stock" means, collectively, the Corporation's common stock, par value $0.01 per share, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any Liquidation of the Corporation; and if there is a change such that the securities issuable upon conversion of the Preferred Stock are issued by an entity other than the Corporation or there is a change in the class of securities so issuable, then the term "Common Stock" shall mean one share of the security issuable upon conversion of the Preferred Stock if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

                  "Conversion Price" shall mean, with respect to any Series C Share, $17.50 (subject to adjustment as provided in Section 5 for events occurring after its Date of Issuance).

                  "Convertible Securities" means any stock or other securities of the Corporation convertible into or exchangeable for Common Stock.

                  "Convertible Subordinated Debenture Offering" means a public or private offering of convertible subordinated debentures of the Corporation, which debentures would be convertible into Common Stock.

                  "Corporation" means Orion Network Systems, Inc., a Delaware corporation formerly known as Orion Newco Services, Inc.

                  "Date of Issuance," with respect to any Preferred Share, means the date on which the Corporation initially issues such Preferred Share, regardless of the number of times transfer of such Preferred Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Preferred Share.

                  "Dividend Reference Date" mean January 31 of each year, commencing January 31, 1998, and each of the following: (i) the date on which the Liquidation Value of such Preferred Share is paid, (ii) the date on which such Preferred Share is converted into shares of Common Stock hereunder, and
(iii) the Maturity Date.

                  "Excluded Issuance" means the issue or sale of (i) shares of Common Stock in respect of any transaction described in paragraph 5B (including without limitation any stock split, stock dividend or recapitalization), (ii) shares of Common Stock by the Corporation pursuant to the exercise of Options and Convertible Securities outstanding immediately prior to the Closing at exercise prices that are greater than or equal to the respective exercise prices in effect as of Closing (as

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adjusted  pursuant  to the  terms of such  securities  to give  effect  to stock dividends or stock splits or a combination of shares in connection with a recapitalization, merger, consolidation or other reorganization occurring after the Closing), (iii) up to an aggregate of 150,000 shares of Common Stock by the Corporation for any purpose, (iv) Options to acquire Common Stock by the Corporation pursuant to a resolution of, or a stock option or stock purchase plan approved by a resolution of, the Board of Directors of the Corporation (or the compensation committee thereof) to the Corporation's employees or directors,
(v) shares of Common Stock, Options or Convertible Securities (or shares of Common Stock pursuant to the exercise of Options and Convertible Securities, or as interest thereon) as part of or in connection with a Bond Offering or a Convertible Subordinated Debenture Offering or (vi) shares of Common Stock as dividends on or upon conversion of the Series C Preferred.

                  "Initial Date of Issuance" means the Date of Issuance of the first share of Preferred Stock to be issued.

                  "Initial Redemption Date" means the earlier of (i) the close of business on January 31, 1999 or (ii) the effective date of a Reorganization.

                  "Junior Securities" means Common Stock and any other capital stock or other equity securities issued by the Corporation, whether currently existing or hereafter authorized or issued (other than Series A Preferred or Series B Preferred or any other series of preferred stock of the Corporation issued pursuant to an option granted to purchasers of Series A Preferred in connection with the initial issuances of Series A Preferred by the Corporation).

                  "Liquidation" means the liquidation, dissolution or winding up of the Corporation; provided, however, that neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

                  "Liquidating Dividend" means a dividend upon the Common Stock payable otherwise than in cash out of legally available funds (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock.

                  "Liquidation Value" of any Preferred Share shall be equal to $1,000.

                  "Market Price" of each share of Common Stock or other security means, with respect to a specified date, the Closing Price of such share or other security, averaged over a period of the 20 consecutive Business Days prior to such date. If during this period such security is not listed on any securities exchange, quoted in the Nasdaq National Market, or quoted in the over-the-counter market,

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the  Market  Price  will be the fair  value of such  shares of  Common  Stock or security determined by agreement between the Corporation and the holders of a majority of the outstanding Preferred Shares. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such security shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of a majority of the outstanding Preferred Shares. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

                  "Maturity Date" means the close of business on January 31, 2022.

                  "Options" means any options, warrants or rights to subscribe for or to purchase Common Stock or any Convertible Securities.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Preferred Share" means a share of Series C Preferred.

                  "Preferred Stock" means the Series C Preferred.

                  "Prior Dividend Date" means, with respect to a Dividend Reference Date, the previous Dividend Reference Date following which dividends were paid on shares of Preferred Stock hereunder (or, if there is no such previous Dividend Reference Date, the Date of Issuance).

                  "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force; provided, that "Public Offering" shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

                  "Purchase Rights" means any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property.

                  "Redemption Date" means the date on which the Redemption Price of a Preferred Share is paid to the holder thereof.

                  "Redemption   Price"  means  the  Liquidation  Value  of  such
Preferred Share, payable in cash, plus an amount equal to all accrued and unpaid dividends thereon, payable in shares of Common Stock pursuant to paragraph 1D.

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                  "Reorganization"  means any recapitalization,  reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets to another Person or other transaction which is effected in such a manner that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock.

                  "Series A Certificate" means the Certificate of Designations, Rights and Preferences for the Series A Preferred.

                  "Series B Certificate" means the Certificate of Designations, Rights and Preferences for the Series B Preferred.

                  "Series A Preferred" means the Corporation's Series A 8% Cumulative Redeemable Convertible Preferred Stock, par value $.01 per share.

                  "Series B Preferred" means the Corporation's Series B 8% Cumulative Redeemable Convertible Preferred Stock, par value $.01 per share.

                  "Series C Preferred" means the Corporation's Series C 6% Cumulative Redeemable Convertible Preferred Stock, par value $.01 per share.

                  "Series A/B Dilution Price" means, at any time, the conversion price for the Series B Preferred as then in effect under the Series B Certificate.

                  "Series A Share" means a share of Series A Preferred.

                  "Series B Share" means a share of Series B Preferred.

                  "Series C Share" means a share of Series C Preferred.

                  "Trigger Price" shall mean, with respect to any Series C Share, $14.00 (subject to adjustment as provided in Section 5B for events occurring after its Date of Issuance).

                  Section 11.       Amendment and Waiver.


                  No amendment, modification or waiver shall be binding or effective with respect to any provision hereof without the prior affirmative vote or written consent of the holders of a majority of the Preferred Shares outstanding at the time such action is taken; provided, however, that without the prior affirmative vote or written consent of each holder individually holding at least 51% of the Preferred Stock then outstanding, no such action shall change (i) the rate at which or the manner in which dividends on the Preferred Stock accrue or the form of consideration in which such dividends are payable or the times at which such dividends become payable or the amount payable on redemption of the Preferred

Stock or the times at which redemption of Preferred Stock is to occur, (ii) any Conversion Price of the Preferred Stock or the number of shares or class of stock into which the Preferred Stock is convertible, (iii) the priority of payment of dividends to the Preferred Stock, (iv) the Liquidation Value, (v) the voting rights of the Preferred Stock, (vi) the rights of the Preferred Stock upon a reorganization, (vii) the provisions for mandatory conversion of the Preferred Stock, (viii) the rights of holders of the Preferred Stock to acquire Purchase Rights, or (ix) the percentage required to approve any change in this
Section 11.

                  Section 12.       Notices.

                  Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).